UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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McKesson Corporation

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF McKESSON CORPORATION

The 2007 Annual Meeting of Stockholders of McKesson Corporation will be held on Wednesday, July 25, 2007 at 8:30 a.m. at the A.P. Giannini Auditorium, 555 California Street, San Francisco, California to:

•	Elect two individuals to the Board of Directors;

•	Approve amendments to our Restated Certificate of Incorporation to provide for the annual election of Directors;

•	Approve an amendment to the 2005 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 15,000,000;

•	Approve an amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000;

•	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008; and

•	Conduct such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on May 29, 2007 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

YOUR VOTE IS IMPORTANT. We encourage you to read the proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. You may also vote by telephone or via the Internet. Specific instructions on how to vote using either of these methods are included on the proxy card.

By Order of the Board of Directors

Laureen E. Seeger
Executive Vice President, General Counsel
and Secretary

One Post Street
San Francisco, CA 94104-5296
June   , 2007

PROXY STATEMENT

General Information

Proxies and Voting at the Meeting

The Board of Directors of McKesson Corporation (the “Company” or “we” or “us”), a Delaware corporation, is soliciting proxies to be voted at the Annual Meeting of Stockholders to be held July 25, 2007 (the “Meeting”), and at any adjournment or postponement of the Meeting. This proxy statement includes information about the matters to be voted upon at the Meeting.

On June   , 2007, the Company began delivering these proxy materials to all stockholders of record at the close of business on May 29, 2007 (the “Record Date”). On the Record Date, there were approximately           shares of the Company’s common stock outstanding and entitled to vote. You are entitled to one vote for each share of common stock you held on the Record Date, including shares: (i) held directly in your name as the stockholder of record; (ii) held for you in an account with a broker, bank or other nominee; or (iii) allocated to your account in the Company’s Profit-Sharing Investment Plan (“PSIP”).

You can revoke your proxy at any time before the Meeting by sending in a written revocation or a proxy bearing a later date. Stockholders may also revoke their proxies by attending the Meeting in person and casting a ballot.

If you are a stockholder of record or a participant in the Company’s PSIP, you can give your proxy by calling a toll free number, by using the Internet, or by mailing your signed proxy card(s). Specific instructions for voting by means of the telephone or Internet are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow the stockholders to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet or telephone, please complete, sign and return the proxy card in the self-addressed, postage paid envelope provided.

If you have shares held by a broker, bank or other nominee, you may instruct your nominee to vote your shares by following their instructions. Your stockholder vote is important. Brokers, banks and other nominees that have not received voting instructions from their clients cannot vote on their clients’ behalf on the proposals to amend the 2005 Stock Plan or the 2000 Employee Stock Purchase Plan, which could reduce the number of votes cast on these proposals. Please vote as soon as possible to ensure that your vote is recorded.

All shares represented by valid proxies will be voted as specified. If no specification is made, the proxies will be voted FOR:

•	The election of the two director nominees named below;

•	The approval of amendments to our Restated Certificate of Incorporation to provide for the annual election of Directors;

•	The approval of an amendment to the 2005 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 15,000,000;

•	The approval of an amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000; and

•	Ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

We know of no other matters to be presented at the Meeting. If any other matters properly come before the Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

Attendance at the Meeting

If you plan to attend the Meeting, you will need to bring your admission ticket. You will find an admission ticket attached to the proxy card if you are a registered holder or PSIP participant. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Meeting in person, you may obtain an admission ticket in advance by sending a request, along with proof of ownership, such as a bank or brokerage account statement, to the Company’s Corporate Secretary, One Post Street, 33rd Floor, San Francisco, California 94104. Stockholders who do not have an admission ticket will only be admitted upon verification of ownership at the door.

Dividend Reinvestment Plan

For those stockholders who participate in the Company’s Automatic Dividend Reinvestment Plan (“DRP”), the enclosed proxy includes all full shares of common stock held in your DRP account on the Record Date for the Meeting, as well as your shares held of record.

Vote Required and Method of Counting Votes

The votes required and the method of calculation for the proposals to be considered at the Meeting are as follows:

Item 1 — Election of Directors. Each share of McKesson common stock you own entitles you to one vote. You may vote “for” or “against,” or “abstain” from voting on the election as a director of one or more of the two nominees. A nominee will be elected as a director if he or she receives a majority of votes cast (that is, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee). Abstentions or broker non-votes (as defined below), if any, will not count as votes cast. There is no cumulative voting with respect to the election of directors.

Item 2 — Amendments to the Restated Certificate of Incorporation to Provide for the Annual Election of Directors. The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required for the proposal to amend our Restated Certificate of Incorporation to provide for the annual election of directors.

You may vote “for” or “against,” or “abstain” from voting on, the proposal to approve the amendments to the Company’s Restated Certificate of Incorporation.

Item 3 — Amendment to the 2005 Stock Plan. Approval of the amendment to the Company’s 2005 Stock Plan to increase the number of shares available under the plan requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Meeting.

You may vote “for” or “against,” or “abstain” from voting on, the proposal to approve the amendment to the Company’s 2005 Stock Plan.

Item 4 — Amendment to the 2000 Employee Stock Purchase Plan. Approval of the amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the number of shares available under the plan requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Meeting.

You may vote “for” or “against,” or “abstain” from voting on, the proposal to approve the amendment to the Company’s 2000 Employee Stock Purchase Plan.

Item 5 — Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Deloitte & Touche LLP for the current fiscal year requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Meeting. Our 2008 fiscal year began on April 1, 2007 and will end on March 31, 2008 (“FY 2008”)

You may vote “for” or “against,” or “abstain” from voting on, the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the FY 2008.

The Board of Directors recommends a vote “FOR” each nominee named in Item 1, and “FOR” each of items 2, 3, 4 and 5.

Quorum Requirement

The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the event of abstentions or broker non-votes, as defined below, the shares represented will be considered present for quorum purposes.

Abstentions and Broker Non-Votes

If you submit your proxy or attend the Meeting but choose to abstain from voting on any proposal, you will be considered present and not voting on the proposal. Generally, broker non-votes occur when a broker is not permitted to vote on a proposal without instructions from the beneficial owner, and instructions are not given.

In the election of directors, abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. Since the amendment to our Restated Certificate of Incorporation for the annual election of directors requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock, shares not voted, including abstentions and broker non-votes, will have the effect of a vote against the proposal. With respect to the proposed amendment to the 2005 Stock Plan, the proposed amendment to the 2000 Employee Stock Purchase Plan and ratification of the appointment of Deloitte & Touche LLP, abstentions from voting will have the same effect as voting against such matters; however, broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Profit-Sharing Investment Plan

Participants in the Company’s PSIP have the right to instruct the PSIP Trustee, on a confidential basis, how the shares allocated to their accounts are to be voted and will receive a separate PSIP voting instruction card for that purpose. In general, the PSIP provides that all other shares for which no voting instructions are received from participants and unallocated shares of common stock held in the leveraged employee stock ownership plan established as part of the PSIP, will be voted by the Trustee in the same proportion as shares as to which voting instructions are received. However, shares that have been allocated to PSIP participants’ PAYSOP accounts for which no voting instructions are received will not be voted.

List of Stockholders

The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, during ordinary business hours, at our principal executive offices at One Post Street, San Francisco, California, by contacting the Secretary of the Company.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K for our fiscal year ended March 31, 2007 are available on our website at www.mckesson.com. Instead of receiving future copies of the Annual Report on Form 10-K and the proxy statement by mail, stockholders can elect to receive an e-mail that will provide electronic links to these documents.

Stockholders of Record: If you vote using the Internet, you may elect to receive proxy materials electronically next year in place of receiving printed materials. You will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available. If you used a different method to vote, sign up for electronic delivery anytime using your Stockholder Account Number, which you can locate on the accompanying proxy card, at the Internet website www.proxyconsent.com/mck. The proxy card also contains a consent to receive these documents electronically.

Beneficial stockholders: If you hold your shares in a bank or brokerage account, you may also have the opportunity to receive copies of the Annual Report on Form 10-K and the proxy statement electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service or contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at (800) 826-9360 or by e-mail at investors@mckesson.com.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please: (1) mail your request to Investor Relations, Box K, McKesson Corporation, One Post Street, San Francisco, CA 94104; (2) send an e-mail to investors@mckesson.com; or (3) call our Investor Relations department toll-free at (800) 826-9260. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

PROPOSALS TO BE VOTED ON

Item 1.  Election of Directors

The Board of Directors (the “Board”) is currently divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Directors hold office until the end of their terms and until their successors have been elected and qualified, or until their earlier death, resignation or removal. If a nominee is unavailable for election, your proxy authorizes the persons named in the proxy to vote for a replacement nominee if the Board names one. As an alternative, the Board may reduce the number of directors to be elected at the Meeting.

On May 29, 2007, Mr. Robert W. Matschullat informed the Company that he would not stand for reelection to the Board, and therefore his term as director will expire as scheduled at the upcoming Meeting. Mr. Matshullat indicated that his decision to resign was not the result of any disagreement with the Company. We anticipate that the Board will fill the upcoming vacancy following the Meeting.

The terms of office of the directors designated as nominees, Ms. M. Christine Jacobs and Mr. John H. Hammergren, will expire at the upcoming Meeting. The Board has nominated each of these directors for reelection. As described below, the Board is recommending stockholder approval of its proposal to amend our Restated Certificate of Incorporation to eliminate the current classification of our directors. If that proposal is approved by our stockholders at the Meeting, our Board will be declassified, and the two nominees, if elected, will serve a one-year term that will expire at the 2008 Annual Meeting of Stockholders. If that proposal is not adopted, each of the two nominees, if elected, will serve a three-year term that will expire at the 2010 Annual Meeting of Stockholders. Furthermore, if that proposal is approved by our stockholders at the Meeting, all directors will be elected for a one-year term beginning with the 2008 Annual Meeting of Stockholders.

All of the nominees have informed the Board that they are willing to serve as directors. If any nominee should decline or become unable to serve as a director for any reason, the persons named in the enclosed proxy will vote for another person as they determine in their best judgment.

Majority Voting Standard for Election of Directors. In January 2007, the Board of Directors revised the Company’s Amended and Restated Bylaws to install a majority voting standard for the election of directors. The amendment states that in uncontested director elections, such as that being conducted this year, a director nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” that nominee. In the case of contested elections (a situation in which the number of nominees exceeds the number of directors to be elected), the plurality vote standard continues to apply. This majority vote standard is described further below under the subsection entitled, “Corporate Governance — Majority Voting Standard.”

The following is a brief description of the age, principal occupation for at least the past five years and major affiliations of each of the nominees and the continuing directors.

Nominees

The Board of Directors recommends a vote FOR all Nominees.

John H. Hammergren Chairman of the Board, President and Chief Executive Officer

Mr. Hammergren, age 48, was named Chairman of the Board effective July 31, 2002 and was named President and Chief Executive Officer of the Company effective April 1, 2001. He was Co-President and Co-Chief Executive Officer of the Company from July 1999 until April 2001. He was Executive Vice President of the Company and President and Chief Executive Officer of the Supply Management Business from January 1999 to July 1999, Group President, McKesson Health Systems from 1997 to 1999 and Vice President of the Company since 1996. He is a director of Nadro, S.A. de C.V. (Mexico) and Verispan LLC, entities in which the Company holds interests, and a director of the Hewlett-Packard Company. He has been a director of the Company since 1999.

M. Christine Jacobs Chairman, President and Chief Executive Officer Theragenics Corporation

Ms. Jacobs, age 56, is the Chairman, President, Chief Executive Officer and director of Theragenics Corporation, a manufacturer of prostate cancer treatment devices and surgical products. She has currently held the position of Chairman since May 2007, and previously from 1998 to 2005. She was Co-Chairman of the Board from 1997 to 1998 and was elected President in 1992 and Chief Executive

Officer in 1993. Ms. Jacobs has been a director of the Company since 1999. She is a member of the Compensation Committee and the Committee on Directors and Corporate Governance.

Directors Continuing in Office

Directors Whose Terms will Expire in 2008

Marie L. Knowles Executive Vice President and Chief Financial Officer, Retired ARCO

Ms. Knowles, age 60, retired from Atlantic Richfield Company (“ARCO”) in 2000 and was Executive Vice President and Chief Financial Officer from 1996 until 2000 and a director from 1996 until 1998. She joined ARCO in 1972. Ms. Knowles is a member of the Board of Trustees of the Fidelity Funds. She has been a director of the Company since March 2002. She is the Chair of the Audit Committee and a member of the Finance Committee.

Jane E. Shaw Chairman of the Board and Chief Executive Officer, Retired Aerogen, Inc.

Dr. Shaw, age 68, retired as Chairman of the Board of Aerogen, Inc., a company specializing in the development of products for improving respiratory therapy, in October 2005; she had held that position since 1998. She retired as Chief Executive Officer of that company in June 2005. She is a director of Intel Corporation. Dr. Shaw has been a director of the Company since 1992. She is the Chair of the Committee on Directors and Corporate Governance and a member of the Audit Committee.

Directors Whose Terms Will Expire in 2009 if Stockholders Do Not Approve the Proposal to Declassify Our Board

Wayne A. Budd Senior Counsel Goodwin Procter LLP

Mr. Budd, age 65, joined the law firm of Goodwin Procter LLP as Senior Counsel in October 2004. He had been Senior Executive Vice President and General Counsel and a director of John Hancock since 2000 and a director of John Hancock Life Insurance Company since 1998. From 1996 to 2000, Mr. Budd was Group President-New England for Bell Atlantic Corporation (now Verizon Communications, Inc.). From 1994 to 1997, he was a Commissioner, United States Sentencing Commission and from 1993 to 1996, Mr. Budd was a senior partner at the law firm of Goodwin Procter. From 1992 to 1993, he was the Associate Attorney General of the United States and from 1989 to 1992, he was United States Attorney for the District of Massachusetts. Mr. Budd has been a director of the Company since October 2003. He is a member of the Audit Committee and the Committee on Directors and Corporate Governance.

Alton F. Irby III Chairman and Partner London Bay Capital

Mr. Irby, age 66, is the founding partner of London Bay Capital, a privately held investment firm, since May 2006. He was founding partner of Tricorn Partners LLP, a privately held investment bank from May 2003 to May 2006, a partner of Gleacher & Co. Ltd. from January 2001 until April 2003, and was Chairman and Chief Executive Officer of HawkPoint Partners, formerly known as National Westminster Global Corporate Advisory, from 1997 until 2000. He was a founding partner of Hambro Magan Irby Holdings from 1988 to 1997. He is the chairman of ContentFilm plc and he also serves as a director of Catlin Group Limited. He is also a director of an indirect wholly-owned subsidiary of the Company, McKesson Information Solutions UK Limited. Mr. Irby has been a director of the Company since 1999. He is Chair of the Compensation Committee and a member of the Finance Committee.

David M. Lawrence, M.D. Chairman of the Board and Chief Executive Officer, Retired Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals

Dr. Lawrence, age 66, retired as Chairman Emeritus of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals in December 2002. He served as Chairman of the Board from 1992 to May 2002 and Chief Executive Officer from 1991 to May 2002 of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals. He held a number of management positions with these organizations prior to assuming these positions, including Vice Chairman of the Board and Chief Operating Officer. He is a director of Agilent Technologies, Dynavax Technologies Corporation and Raffles Medical Group, Inc. Dr. Lawrence has been a director since January 2004. He is a member of the Compensation Committee.

James V. Napier Chairman of the Board, Retired Scientific-Atlanta, Inc.

Mr. Napier, age 70, retired as Chairman of the Board, Scientific-Atlanta, Inc., a cable and telecommunications manufacturing company, in November 2000. He had been the Chairman of the Board since 1993. He is also a director of Vulcan Materials Company, Intelligent Systems, Inc. and WABTEC Corporation. Mr. Napier has been a director of the Company since 1999. He is a member of the Finance Committee.

The Board, Committees and Meetings

The Board of Directors is the Company’s governing body with responsibility for oversight, counseling and direction of the Company’s management to serve the long-term interests of the Company and its stockholders. Its goal is to build long-term value for the Company’s stockholders and to assure the vitality of the Company for its customers, employees and other individuals and organizations that depend on the Company. To achieve its goals, the Board monitors both the performance of the Company and the performance of the Chief Executive Officer (“CEO”). The Board currently consists of nine members, all of whom are independent with the exception of the Chairman. The Company has, for many years, had standing committees, currently the Audit Committee, the Compensation Committee, the Committee on Directors and Corporate Governance, and the Finance Committee. Each of these committees has a written charter approved by the Board in compliance with the applicable requirements of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”) listing requirements (the “Applicable Rules”). Each of these charters requires an annual review by its committee. All of the members of the committees are independent. The members of each standing committee are elected by the Board each year for a term of one year or until his or her successor is elected. The members of the committees are identified in the table below.

Corporate
Director	Audit	Compensation	Governance	Finance
Wayne A. Budd	X		X
Alton F. Irby III		Chair		X
M. Christine Jacobs		X	X
Marie L. Knowles	Chair			X
David M. Lawrence		X
Robert W. Matschullat	X			Chair
James V. Napier				X
Jane E. Shaw	X		Chair

Board and Meeting Attendance

During the fiscal year ended March 31, 2007 (“FY 2007”), the Board of Directors met eight times. No director attended fewer than 75% of the aggregate number of meetings of the Board and of all the committees on which he or she served. Directors meet their responsibilities not only by attending Board and committee meetings, but also through communication with executive management on matters affecting the Company. Directors are also expected to attend the Annual Meeting of Stockholders, and seven directors attended the annual stockholders meeting held in calendar year 2006.

Audit Committee

The Audit Committee is responsible for, among other things, reviewing with management the annual audited financial statements filed in the Annual Report on Form 10-K, including major issues regarding accounting principles and practices as well as the adequacy and effectiveness of internal control over financial reporting that could significantly affect the Company’s financial statements; reviewing with financial management and the independent registered public accounting firm (the “independent accountants”) the interim financial statements prior to the filing of the Company’s quarterly reports on Form 10-Q; the appointment of the independent accountants; monitoring the independence and evaluating the performance of the independent accountants; approving the fees to be paid to the independent accountants; reviewing and accepting the annual audit plan, including the scope of the audit activities of the independent accountants; at least annually reassessing the adequacy of the Audit Committee’s charter and recommending to the Board any proposed changes; reviewing major changes to the Company’s accounting principles and practices; reviewing the appointment, performance, and replacement of the senior internal audit department executive; advising the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct; performing such other activities and considering such other matters, within the scope of its responsibilities, as the Audit Committee or Board deems necessary or appropriate. The composition of the Audit Committee, the attributes of its members, including the requirement that each be “financially literate” and have other requisite experience, and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with the Applicable Rules for corporate audit committees. The Audit Committee met seven times during FY 2007.

Audit Committee Financial Expert

The Board has designated Ms. Knowles as the Audit Committee’s financial expert and has determined that she meets the qualifications of an “audit committee financial expert” in accordance with SEC rules, and that she is “independent” as defined in the listing standards of the NYSE and in accordance with the Company’s additional director independence standards.

Compensation Committee

The Compensation Committee has responsibility for, among other things, reviewing and approving the corporate goals and objectives relevant to the CEO’s compensation, and evaluating together with the Board the CEO’s performance in light of those objectives; making and annually reviewing decisions concerning cash and equity compensation, and other terms and conditions of employment for the CEO; reviewing and approving corporate goals and objectives relating to compensation of other executive officers, and making and annually reviewing decisions concerning the cash and equity compensation, and other terms and conditions of employment for those executive officers; reviewing and making recommendations to the Board with respect to adoption of, or amendments to, all equity-based incentive compensation plans and arrangements for employees and cash-based incentive plans for senior executive officers; approving grants of stock, stock options, stock purchase rights or other equity grants to employees eligible for such grants (unless such responsibility is delegated pursuant to the applicable stock plan); interpreting the Company’s stock plans; reviewing its charter annually and recommending to the Board any changes the Compensation Committee determines are appropriate; participate, with management, in the preparation of the Compensation Discussion and Analysis for the Company’s proxy statement; and, performing such other activities required by applicable law, rules or regulations, and consistent with its charter, as the Compensation Committee or the Board deems necessary or appropriate. The Compensation Committee may delegate to the CEO the authority to grant options to employees other than directors or executive officers, provided that such grants are within the limits established by Delaware General Corporate Law and by resolution of the Board. The Compensation Committee determines the structure and amount of all executive officer compensation, including awards of equity, based upon the initial recommendation of management and in consultation with the Compensation Committee’s outside compensation consultant. The Compensation Committee has engaged Compensation Strategies, Inc., an independent executive and director compensation consulting firm, to provide executive compensation consulting services to the Company. Additional information on the Compensation Committee’s process and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below. The Compensation Committee met five times during FY 2007.

Finance Committee

The Finance Committee has responsibility for, among other things, reviewing the Company’s dividend policy; reviewing the adequacy of the Company’s insurance programs; reviewing with management the long-range financial policies of the Company; providing advice and counsel to management on the financial aspects of significant acquisitions and divestitures, major capital commitments, proposed financings and other significant transactions; making recommendations concerning significant changes in the capital structure of the Company; reviewing tax planning strategies utilized by management; reviewing the funding status and investment policies of the Company’s tax-qualified retirement plans; and reviewing and approving the principal terms and conditions of securities that may be issued by the Company. The Finance Committee met seven times during FY 2007.

Committee on Directors and Corporate Governance

The Committee on Directors and Corporate Governance (the “Governance Committee”) has responsibility for, among other things, recommending guidelines and criteria to be used to select candidates for Board membership; reviewing the size and composition of the Board to assure that proper skills and experience are represented; recommending the slate of nominees to be proposed for election at the annual meeting of stockholders; recommending qualified candidates to fill Board vacancies; evaluating the Board’s overall performance; developing and administering the Company’s related party transactions policy; advising the Board on matters of corporate governance, including the Corporate Governance Guidelines and committee composition; and advising the Board regarding director compensation and administering the 2005 Stock Plan with respect to directors’ equity awards. The Governance Committee met five times during FY 2007.

Nominations for Director

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as Directors, the Governance Committee considers all qualified candidates who may be identified by any one of the following sources: current or former Board members, a professional search firm retained by the Governance Committee, Company executives and other stockholders. Stockholders who wish to propose a director candidate for consideration by the Governance Committee may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Secretary of the Company at One Post Street, San Francisco, CA 94104. All proposals for nomination received by the Secretary will be presented to the Governance Committee for its consideration. The Governance Committee and the Company’s CEO will interview those candidates that meet the criteria described below, and the Governance Committee will select nominees that best suit the Board’s needs. In order for a recommended director candidate to be considered by the Governance Committee for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

In evaluating candidates for the Board of Directors, the Governance Committee reviews each candidate’s biographical information and credentials, and assesses each candidate’s independence, skills, experience and expertise based on a variety of factors. Members of the Board should have the highest professional and personal ethics, integrity and values, consistent with the Company’s values. They should have broad experience at the policy-making level in business, technology, healthcare or public interest, or have achieved national prominence in a relevant field as a faculty member or senior government officer. The Governance Committee will consider whether the candidate has had a successful career that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make, and whether the nominee’s skills are complementary to the existing Board members’ skills. Board members must take into account and balance the legitimate interests and concerns of all of the Company’s stockholders and other stakeholders, and must be able to devote sufficient time and energy to the performance of his or her duties as a director, as well as have a commitment to diversity. Insofar as a majority of members is concerned, directors must manifest independence as defined by the NYSE.

Director Compensation

The Company believes that compensation for independent directors should be competitive and should encourage increased ownership of the Company’s stock. The compensation for each non-employee director of the Company includes an annual cash retainer, an annual restricted stock unit award and per-meeting fees. The committee chairs also receive an additional annual retainer, and beginning July 2007, the Presiding Director will similarly receive an additional annual retainer.

Directors may receive their annual retainers and meeting fees in cash, or defer their cash compensation into the Company’s Deferred Compensation Administration Plan III. Directors are also paid their reasonable expenses for attending Board and committee meetings.

Following a comprehensive review of compensation practices and levels for non-employee directors, on October 26, 2006, the Board increased the annual retainer for non-employee directors from $50,000 to $75,000 and increased the annual retainer for each committee chair by $5,000, which resulted in a $20,000 annual retainer for the Chair of the Audit Committee and $10,000 for each of the Chairs of the Finance Committee and the Committee on Directors and Corporate Governance. The annual retainer for the Chair of the Compensation Committee was increased to $20,000 from $5,000. These changes became effective on October 1, 2006. Also, at the October 2006 Board meeting, an annual retainer of $10,000 was established for the Presiding Director effective July 25, 2007.

In addition to payment of an annual retainer, Board members are also entitled to meeting fees of $1,500 for each Board, Finance Committee, Compensation Committee or Committee on Directors and Corporate Governance meeting attended, and $2,000 for each Audit Committee meeting attended.

Each July directors receive an automatic annual grant of restricted stock units (“RSUs”) in an amount not to exceed 5,000 units, which is currently set at 2,500 RSUs. The RSUs vest immediately; however, under the terms of our 2005 Stock Plan, receipt of the underlying stock is deferred until such time as the director leaves the Board.

Directors who are employees of the Company or its subsidiaries do not receive any compensation for service on the Board. Alton F. Irby III is also a director of McKesson Information Solutions UK Limited, an indirect wholly-owned subsidiary of the Company, and currently receives meeting fees of $1,500 for each board meeting attended for his service as a Board member of that company. For the fiscal year ended March 31, 2007, Mr. Irby earned $1,500 in meeting attendance fees for his service as a board member of McKesson Information Solutions UK Limited.

The following table sets forth information concerning the compensation earned during the last fiscal year by each individual who served as a director at any time during the fiscal year:

2007 Director Compensation Table

[to be included in the Definitive Proxy Statement]

Corporate Governance

The Board of Directors is committed to, and for many years has adhered to, sound and effective corporate governance practices. The Board is also committed to diligently exercising its oversight responsibilities of the Company’s business and affairs consistent with the highest principles of business ethics, and to meeting the corporate governance requirements of both federal law and the NYSE. In addition to its routine monitoring of best practices, during the last fiscal year the Board undertook a comprehensive review of the Company’s current corporate governance practices, the corporate governance environment and current trends, and, as a result, instituted a number of important changes, including the early termination of the Company’s stockholder rights plan, commonly known as a “poison pill,” such that it automatically expired at close of business on January 31, 2007; amending the Company’s governing documents to implement a majority vote standard in uncontested director elections in place of the plurality vote standard, which will continue to apply for contested elections; and voting to declassify the Board so that all directors are to be elected annually, a change that is discussed in greater detail below as it is subject to approval by the Company’s stockholders at the upcoming Meeting. The Board has adopted independence standards for its members, Corporate Governance Guidelines, as well as the charters for the Audit, Compensation, Finance and Governance Committees, all of which can be found on the Company’s website at www.mckesson.com under the caption “Governance” and are described more fully below. Copies of these documents may be obtained from the Corporate Secretary, One Post Street, 33rd Floor, San Francisco, California 94104.

Majority Voting Standard

In January 2007, the Board approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”) to adopt a majority voting standard for the election of directors in place of the plurality vote standard. This standard states that in uncontested director elections, a director nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” that nominee. To address the “holdover” director situation in which, under Delaware law, a director remains on the Board until his or her successor is elected and qualified, the By-Laws were amended to require each director nominee to submit an irrevocable resignation in advance of the stockholder vote. The resignation would be contingent upon both the nominee not receiving the required vote for reelection and acceptance of the resignation by the Board pursuant to its policies.

If a director nominee receives more “against” votes for his or her election, the Board’s Governance Committee, composed entirely of independent directors, will evaluate and make a recommendation to the Board with respect to the proffered resignation. In its review, the Governance Committee will consider, by way of example, the following factors: the impact of the acceptance of the resignation on stock exchange listing or other regulatory requirements; the financial impact of the acceptance of the resignation; the unique qualifications of the director whose resignation has been tendered; the reasons the Governance Committee believes that stockholders cast votes against the election of such director (such as a “vote no” campaign on an illegitimate or wrongful basis); and any alternatives for addressing the “against” votes.

The Board must take action on the Governance Committee’s recommendation within 90 days following certification of the stockholders’ vote. Absent a determination by the Board that it is in the best interests of the Company for an unsuccessful incumbent to remain on the Board, the Board shall accept the resignation. The majority vote standard states that the Board expects an unsuccessful incumbent to exercise voluntary recusal from deliberations of the Governance Committee or the Board with respect to the tendered resignation. In addition, the standard requires the Company to file a current report on Form 8-K with the SEC within four business days after the Board’s acceptance or rejection of the resignation, explaining the reasons for any rejection of the tendered resignation. Finally, the standard also provides procedures to address the situation in which a majority of the members of the Governance Committee are unsuccessful incumbents or all directors are unsuccessful incumbents.

If the Board accepts the resignation of an unsuccessful incumbent director, or if in an uncontested election a nominee for director who is not an incumbent director does not receive a majority vote, the Board may fill the resulting vacancy or decrease the size of the Board.

In contested elections, the plurality vote standard will continue to apply. A contested election is an election in which a stockholder has duly nominated a person to the Board and has not withdrawn that nomination at least five days prior to the first mailing of the notice of meeting of stockholders.

Codes of Business Conduct and Ethics

The Company is committed to the highest standards of ethical and professional conduct and has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, and provides guidance for conducting the Company’s business in a legal, ethical and responsible manner. In addition, the Company has adopted a Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer, Controller and Financial Managers (“Senior Financial Managers’ Code”) that supplements the Code of Business Conduct and Ethics by providing more specific requirements and guidance on certain topics. Both of the Codes are available on the Company’s website at www.mckesson.com under the caption “Governance,” or a printed copy may be obtained by any stockholder from the Corporate Secretary upon request. The Company intends to post any amendments to, or waivers from, its Senior Financial Managers’ Code on its website within four business days after such amendment or waiver.

Related Party Transactions Policy

The Company has a written Related Party Transactions Policy requiring approval or ratification of transactions involving executive officers, directors and nominees for director, beneficial owners of more than five percent of the Company’s common stock, and immediate family members of any such persons where the amount involved exceeds $100,000. Under the policy, the Company’s General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy or disclosure. If so, the matter will be referred to the Chief Executive Officer for consideration with the General Counsel as to approval or ratification in the case of executive officers and/or their immediate family members, or to the Governance Committee in the case of transactions involving directors, nominees for director, the General Counsel, the Chief Executive Officer or holders of more than five percent of the Company’s common stock. Annually directors, nominees and executive officers are asked to identify any transactions that might fall under the policy as well as identify immediate family members. Additionally, they are required to promptly notify the General Counsel of any proposed related party transaction. The policy is administered by the Governance Committee. The transaction may be ratified or approved if it is fair and reasonable to the Company and consistent with its best interests. Factors that may be taken into account in making that determination include: (i) the business purpose of the transaction; (ii) whether it is entered into on an arms-length basis; (iii) whether it would impair the independence of a director; and, (iv) whether it would violate the provisions of the Company’s Code of Business Conduct and Ethics.

Corporate Governance Guidelines

The Board for many years has had Directorship Practices reflecting sound corporate governance practices and, in response to the NYSE listing requirements, in 2003 adopted Corporate Governance

Guidelines which address matters including, among others: director qualification standards and the director nomination process; stockholder communications with directors; director responsibilities; selection and role of the Presiding Director; director access to management and, as necessary and appropriate, independent advisors; director compensation; director stock ownership guidelines; director orientation and continuing education; management succession and an annual performance evaluation of the Board. The Governance Committee is responsible for overseeing the guidelines and annually assessing its adequacy. The Board most recently approved revised Corporate Governance Guidelines on April 25, 2007, which can be found on the Company’s website at www.mckesson.com under the caption “Governance,” or a printed copy may be obtained by any stockholder from the Corporate Secretary upon request.

Director Stock Ownership Guidelines

The Board has adopted Director Stock Ownership Guidelines pursuant to which directors are expected to own shares or share equivalents of McKesson common stock equal to three times the annual board retainer, within three years of joining the Board. As of March 31, 2007, all of our directors were in compliance with the Company’s Director Stock Ownership Guidelines.

Director Independence

Under the Company’s Corporate Governance Guidelines, the Board must have a substantial majority of directors who meet the applicable criteria for independence required by the NYSE. The Board must determine, based on all of the relevant facts and circumstances, whether in its business judgment, each director satisfies the criteria for independence, including the absence of a material relationship with the Company, either directly or indirectly. The Board has established standards to assist it in making a determination of director independence, which go beyond the criteria required by the NYSE. A director will not be considered independent if, within the preceding five years:

a) The director receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

b) The director is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;

c) The director is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee;

d) The director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (A) that accounts for at least 2% of the Company’s consolidated gross revenues, or (B) for which the Company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues;

e) The director is an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is more than 2% of the respective company’s total assets measured as of the last completed fiscal year;

f) The director serves as an officer, director or trustee of a charitable organization and the Company’s discretionary charitable contributions are more than 5% of that organization’s total annual charitable receipts; (the Company’s matching of employee charitable contributions will not be included in the amount of the Company’s contributions for this purpose); and

g) For relationships not covered by the guidelines above, or for relationships that are covered, but as to which the Board believes a director may nonetheless be independent, the determination of independence shall be made by the directors who satisfy the NYSE independence rules and the guidelines set forth above. However, any determination of independence for a director who does not meet these standards must be specifically explained in the Company’s proxy statement.

These standards can also be found on the Company’s website at www.mckesson.com under the caption “Governance.” Provided that no relationship or transaction exists that would disqualify a director under the standards, and no other relationship or transaction exists of a type not specifically mentioned in the standards, that, in the Board’s opinion, taking into account all facts and circumstances, would impair a director’s ability to exercise his or her independent judgment, the Board will deem such person to be independent. Applying those standards, and all other applicable laws, rules or regulations, the Board has determined that, with the exception of John H. Hammergren, each of the current directors, namely Wayne A. Budd, Alton F. Irby III, M. Christine Jacobs, Marie L. Knowles, David M. Lawrence, M.D., Robert W. Matschullat, James V. Napier and Jane E. Shaw, is independent.

Executive Sessions of the Board

The independent directors of the Board meet in executive session without management present on a regularly scheduled basis. The members of the Board designate a “Presiding Director” to preside at such executive sessions and the position rotates annually each July among the committee chairs. The Presiding Director establishes the agenda for each executive session meeting and also determines which, if any, other individuals, including members of management and independent advisors, should attend each such meeting. The Presiding Director also, in collaboration with the Chairman and the Corporate Secretary, reviews the agenda in advance of the Board of Directors meetings. Robert W. Matschullat, Chair of the Finance Committee, is the current Presiding Director until his successor is chosen by the other independent directors at the Board’s meeting in July 2007.

Communications with Directors

Stockholders may communicate with the Presiding Director or any of the directors by addressing their correspondence to the board member or members, c/o the Corporate Secretary’s Office, McKesson Corporation, One Post Street, 33rd Floor, San Francisco, CA 94104, or via e-mail to “presidingdirector@mckesson.com” or to “nonmanagementdirectors@mckesson.com.” The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in her discretion, not to forward certain items if they are not relevant to and consistent with the Company’s operations, policies and philosophies, are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. The Corporate Secretary’s office maintains a log of all correspondence received by the Company that is addressed to members of the Board. Members of the Board may review the log at any time, and request copies of any correspondence received.

Indemnity Agreements

The Company has entered into indemnity agreements with each of its directors and executive officers that provide for defense and indemnification against any judgment or costs assessed against them in the course of their service. Such agreements do not permit indemnification for acts or omissions for which indemnification is not permitted under Delaware law.

Item 2.	Proposal to Amend our Restated Certificate of Incorporation to Provide for the Annual Election of Directors

The Board Of Directors recommends a vote FOR amending the Restated Certificate of Incorporation.

The Company’s Restated Certificate of Incorporation currently provides that the Board is divided into three classes, with each class being elected every three years. In January 2007, on the recommendation of the Governance Committee, the Board unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for approval, amendments to provide for the annual election of directors.

If the proposed amendments to the Restated Certificate of Incorporation are approved by our stockholders, the classification of the Board will be eliminated, the current term of office of each director will end at the next annual meeting of stockholders and directors will thereafter be elected for one-year terms at each annual meeting of stockholders. Furthermore, any director chosen as a result of a newly created directorship, or to fill a vacancy on the Board, will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

If the proposed amendments to the Restated Certification of Incorporation are not approved by stockholders, the Board will remain classified, and if elected, the two nominees for director at the Meeting will each serve until the 2010 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. All other directors will continue in office for the remainder of their full three-year terms and until their successors are duly elected and qualified. This proposal would not change the present number of directors, nor would it change the Board’s authority to change that number and to fill any vacancies or newly created directorship by resolution of the Board.

The text of the proposed amendment to the Restated Certificate of Incorporation is attached as Appendix A to this proxy statement. If approved, this proposal will become effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company intends to do promptly after stockholder approval is obtained.

Corresponding Amendment to the Company’s Amended and Restated By-Laws

In addition, in connection with the Board’s approval on January 4, 2007 of amendments to the Company’s Restated Certificate of Incorporation for purposes of declassifying the Board, the Board also approved amendments to Section 2 of Article III of the Amended and Restated By-Laws (the “By-Laws”) relating to declassification of the Board. Such amendments will become effective only if the stockholders approve the declassification of the Board, and only upon the filing of a Certificate of Amendment to the Corporation’s Restated Certificate of Incorporation relating to the declassification of the Board. Such amendments to the By-Laws would also change the number of directors from a fixed number of nine (which was historically modified by the Board upon approval of a By-Law amendment) to a range of three to fifteen, with the exact number to be fixed from time to time by resolution of the Board.

Background of Proposal

The proposal to declassify the Board is a result of a recent comprehensive review of current corporate governance practices by the Governance Committee and the Board, as described above under the subsection entitled “Election of Directors — Corporate Governance,” and following the passage of a stockholder proposal on the subject at the Company’s 2006 Annual Meeting of Stockholders.

The Board considered the various costs and benefits of retaining or eliminating the classified board structure. Additionally, the Board considered the current corporate governance environment and the trend by public companies to move to annual election of directors. In light of our size and financial strength, the Board determined that the classification of the Board should be eliminated. On recommendation of the Governance Committee, the Board approved the proposed amendments to the Company’s Certificate of Incorporation to eliminate the classified Board structure, and determined to recommend that stockholders also approve the amendments to the Company’s Certificate of Incorporation to provide for the annual election of Directors.

Item 3.  Proposal to Amend our 2005 Stock Plan

The Board of Directors recommends a vote FOR amending the 2005 Stock Plan.

At the annual meeting, our stockholders will be asked to approve an amendment to the Company’s 2005 Stock Plan (the “2005 Plan”) to increase the number of shares of common stock reserved for issuance under the plan by 15,000,000 shares.

The Board approved the adoption of our 2005 Plan on May 25, 2005, subject to stockholder approval. The Company’s stockholders approved the 2005 Plan at their annual meeting held on July 25, 2005, which is the effective date of the 2005 Plan. On October 27, 2006, the Board retroactively amended and restated the 2005 Stock Plan to comply with proposed regulations issued under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

As of April 30, 2007, an aggregate of 4,738,729 shares of our common stock remained available for grant under the 2005 Plan. The Board believes it is important to the continued success of the Company that we have available an adequate reserve of shares under the 2005 Plan for use in attracting, motivating and retaining qualified employees. Accordingly, stockholders are being asked to approve an amendment to the 2005 Plan to increase the number of shares of the Company’s common stock reserved for issuance by 15,000,000 shares. The Board approved the proposed amendment to the 2005 Plan to increase the share reserve on May 23, 2007, with such amendment to be effective upon stockholder approval.

The 2005 Plan is an “omnibus” plan that provides for a variety of equity and equity-based award vehicles, including the use of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and other share-based awards. Stockholders’ approval of the proposed amendment to the Company’s 2005 Plan will allow for the continued ability to grant share-based awards that qualify as “performance-based compensation,” thereby preserving the Company’s tax deduction under Section 162(m) of the Code.

Background of the Amendment

Current Equity Incentive Reserve is Insufficient. The Company, as of April 30, 2007, had an aggregate of 4,738,729 shares remaining available for grant under the 2005 Stock Plan. Equity awards are an essential component of the Company’s long-term compensation program. The Company anticipates investing in new business opportunities and sustaining its revenue growth in fiscal year 2008. To do this, the Company will need to recruit new talent and retain its current employees with offers of competitive equity compensation. Without additional shares in the 2005 Plan, the Company will be challenged in its employee recruitment and retention efforts. With additional shares in the 2005 Plan as a result of this amendment, the Company will be in a stronger position to recruit and retain those employees who are central to our continued success.

Prudent Management of Equity Incentive Programs. Management believes that it has managed the Company’s equity incentive programs prudently, as can be measured by reference to the Company’s “run-rate” and “equity overhang,” each described further below.

Run-Rate.  The Company has reduced the size of employee share-based awards from prior years, and thereby reduced the Company’s run-rate to lower levels. The “run-rate” is the level of net share-based awards made by the Company (i.e., actual grants less cancellations, terminations or forfeitures for any given period) divided by the shares outstanding for the period. For the last five fiscal years, the amounts were as follows:

	Grants	Cancellations	Net Grants	Run-Rate (%)
	(shares in thousands)

FY 2003(1)	7,159	4,197	2,962	1.0%
FY 2004(1)	7,448	2,365	5,083	1.8%
FY 2005(1)	6,791	5,051	1,740	0.6%
FY 2006	5,388	1,686	3,702	1.2	%(2)
FY 2007	2,102	229	1,873	0.6	%(2)

(1)	Includes awards granted under legacy stock plans that were in use prior to stockholders’ approval of the 2005 Plan.

(2)	Pursuant to the terms of the 2005 Plan, for any one share of common stock issued in connection with a stock-settled stock appreciation right, restricted stock award, restricted stock unit award, performance share or other share-based award, two shares must be deducted from the shares available for future grant. Based on this counting methodology, the Company’s run rate for FY 2006 and FY 2007 would have been 1.3% and 0.9%, respectively.

For the past five fiscal years, the Company has maintained its run-rate below two percent. The lower run-rate for FY 2007 reflects management’s greater reliance on full value share grants, such as restricted stock units, subsequent to the adoption of Statement of Financial Accounting Standards No. 123(R), “Share-based Compensation” on April 1, 2006. Management believes this lower run-rate is indicative of future practice. Under the share counting method used in the 2005 Plan, as described in the plan summary below, the award of a stock option for one share of common stock requires the deduction of only one share from the eligible plan share reserve. However, pursuant to the terms of the 2005 Plan, for any one share of common stock issued in connection with a stock-settled stock appreciation right, restricted stock award, restricted stock unit award, performance share or other share-based award, two shares must be deducted from the shares available for future grant. Through the continued emphasis on full value shares, such as restricted stock units, we expect that we will be able to continue to contain our run-rate while still attracting and retaining our employees.

Equity Overhang.  The Company also has been focused on reducing the dilution caused by the grant of share-based awards, which is referred to as our “Equity Overhang.” The Company’s Equity Overhang is calculated by dividing (A) the sum of all share-based awards outstanding and available for grant as of the end of each fiscal year (the “Total Awards”) by (B) the sum of the total number of shares of the Company’s common stock outstanding as of the end of each fiscal year plus Total Awards. For the last five fiscal years, the amounts were as follows:

Equity
Overhang
(%)

FY 2003	22.4%
FY 2004	21.7%
FY 2005	19.1%
FY 2006	15.1%
FY 2007	12.5%

Conclusion. The Board believes that the proposed amendment to the 2005 Plan is in the best interests of the Company because of its continuing need to provide share-based compensation to attract and retain quality employees. The current hiring environment is more competitive than in the recent past. Moreover, since FY 2005, the total number of employees has increased by more than 6,000. Having additional equity compensation available to grant under the 2005 Plan will enable the Company to recruit the top talent necessary to enable our Company to achieve continued success.

We will continue to monitor changes in the marketplace relating to equity compensation and respond appropriately. We have periodically revised our equity award guidelines in response to evolving market practices and will continue to be vigilant in this regard so that our efforts to provide competitive equity compensation matches, but does not significantly exceed, prevailing market standards.

2005 Stock Plan Summary

The following summary of the material features of our 2005 Plan (including the proposed amendment) does not purport to be complete and is qualified in its entirety by reference to the specific language of our 2005 Plan. A copy of our 2005 Plan is available to any of our stockholders upon request by: (1) writing to the Corporate Secretary, McKesson Corporation, One Post Street, 33rd Floor, San Francisco, CA 94104; (2) sending an e-mail to corporatesecretary@mckesson.com; or (3) calling the Corporate Secretary’s Office toll-free at (800) 826-9260. The 2005 Plan may also be viewed without charge on the SEC’s website at www.sec.gov.

Purpose of the 2005 Plan

The purpose of the 2005 Plan is to provide employees, affiliates and members of the Company’s board of directors the opportunity to: (i) receive equity-based, long-term incentives so that the Company may effectively attract and retain the best available personnel; (ii) promote the success of the Company by motivating employees and directors to superior performance; and (iii) align employee and director interests with the interests of the Company’s stockholders.

2005 Plan Basics

Eligible participants:	All employees and directors of the Company and its affiliates are eligible to receive stock awards under the 2005 Plan, and there are approximately a total of 31,800 employees and eight non-employee directors eligible as of March 31, 2007. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The administrator has the discretion to select the eligible participants who will receive an award. Since July 2005, in practice, all of our executive officers and directors and approximately 2,200 to 2,400 other employees have received grants under the 2005 Plan.

Types of awards available for grant:	Incentive stock options	Restricted stock
	Nonstatutory stock options	Restricted stock unit
	Stock appreciation rights	Performance shares
Other share-based awards

Share reserve:	Subject to capitalization adjustments, 13,000,000 shares of common stock were reserved under the 2005 Plan at its July 2005 approval by stockholders. The current reserve of 13,000,000 shares constituted approximately 4.4% of the Company’s shares outstanding as of April 30, 2007. If stockholders approve the proposed amendment, the reserve of 28,000,000 shares will constitute approximately 9.4% of the Company’s shares outstanding as of April 30, 2007. The percentage calculations are based off of 297,437,185 shares of common stock outstanding as of April 30, 2007.

If any outstanding option or stock appreciation right expires or is terminated or any restricted stock or other share-based award is forfeited, then the shares allocable to the unexercised or attributable to the forfeited portion of the stock award may again be available for issuance under the 2005 Plan.

Limitations:	For any one share of common stock or stock equivalent issued in connection with a stock-settled stock appreciation right, restricted stock award, restricted stock unit award, performance share or other share-based award, two shares shall be deducted from the reserve of shares available for issuance under the 2005 Plan.

Shares of common stock not issued or delivered as a result of the net exercise of a stock appreciation right or option, shares used to pay the withholding taxes related to a stock award, or shares repurchased on the open market with proceeds from the exercise of options shall not be returned to the reserve of shares available for issuance under the 2005 Plan.

Subject to capitalization adjustments, the maximum aggregate number of shares or share equivalents that may be subject to restricted stock awards, restricted stock units, performance shares or other share-based awards granted to a participant in any fiscal year is 500,000 and the maximum aggregate number of shares or share equivalents that may be subject to the options or stock appreciation rights in any fiscal year is 1,000,000.

Term of the Plan:	The 2005 Plan will terminate on May 24, 2015, unless the Board terminates it earlier.

Capitalization adjustments:	The share reserve, the limitations described above, and the exercise or purchase price and number and kind of shares issued in connection with future awards and subject to outstanding stock awards may be adjusted (as applicable), as the administrator determines in its sole discretion, in the event of a stock split, reverse stock split, dividend, merger, consolidation, reorganization, recapitalization, spin-off, combination, repurchase, share exchange or similar transaction.

Repricing and option exchange programs:	Not permitted without stockholder approval.

Reload options:	Not permitted.

Options and Stock Appreciation Rights

Term:	Not more than 7 years from the date of grant.

Exercise price:	Not less than 100% of the fair market value of the underlying stock on the date of grant. The fair market value is the closing price for the Company’s common stock on the date of grant. On May 25, 2007, the closing price for a share of the Company’s common stock was $62.36 per share.

Method of exercise:	Cash	Net exercise
	Delivery of common stock	Any other form of legal
	(including delivery by attestation)	consideration that the administrator approves

Restricted Stock Awards; Restricted Stock Unit Awards; Performance Shares; and Other Share-Based Awards

Purchase price:	Determined by the administrator at time of grant; may be zero.

Consideration:	Determined by the administrator at the time of grant; may be in any form permissible under applicable law.

Performance objectives:	The administrator may condition the grant or vesting of stock awards upon the attainment of one or more of the performance objectives listed below, or upon such other factors as the administrator may determine.

• Cash flow
• Cash flow from operations
• Total earnings
• Earnings per
share, diluted or basic
• Earnings per share from continuing operations, diluted or basic
• Earnings before interest and taxes
• Earnings before interest, taxes, depreciation and amortization
• Earnings from operations
• Net or gross sales

• Market share
• Economic value added
• Cost of capital
• Change in assets
• Expense reduction levels
• Customer satisfaction
• Employee satisfaction
• Total stockholder return
• Net asset turnover
• Inventory turnover
• Capital expenditures
• Net earnings
• Operating earnings
• Gross or operating margin

• Debt
• Working capital
• Return on equity
• Return on net assets
• Return on total assets
• Return on investment
• Return on capital
• Return on committed capital
• Return on invested capital
• Return on sales
• Debt reduction
• Productivity
• Stock price

Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be based upon the attainment of specified levels of corporate performance under one or more of the measures described above relative to the performance of other corporations.

To the extent that stock awards (other than stock options and stock appreciation rights) are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the performance objectives will be one or more of the objectives listed above.

Adjustment of performance goals:	The administrator may adjust performance goals to prevent dilution or enlargement of awards as a result of extraordinary events or circumstances or to exclude the effects of extraordinary, unusual or nonrecurring items including, but not limited to, merger, acquisition or other reorganization.

Non-employee director awards:	Each director who is not an employee of the Company may be granted a restricted stock unit on the date of each annual stockholders meeting for up to 5,000 share equivalents (subject to capitalization adjustments) as determined by the Board. Each restricted stock unit award granted to a non-employee director will be fully vested on the date of grant; provided, however, that payment of any shares is delayed until the director is no longer performing services for the Company.

Dividend equivalents:	Dividend equivalents may be credited in respect of share equivalents underlying restricted stock unit awards and performance shares as determined by the administrator.

Deferral of award payment:	The administrator may establish one or more programs to permit selected participants to elect to defer receipt of consideration upon vesting of a stock award, the satisfaction of performance objectives, or other events which would entitle the participant to payment, receipt of common stock or other consideration.

All Stock Awards

Vesting:	Determined by the administrator at time of grant. The administrator may accelerate vesting at any time, subject to certain limitations to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Generally, the vesting schedule is expected not to exceed four years.

Termination of service:	The unvested portion of the stock award will be forfeited immediately upon a participant’s termination of service with the Company. A limited post-termination exercise period may be imposed on the vested portion of options and stock appreciation rights.

Payment:	Stock appreciation rights and other share-based awards may be settled in cash, stock, or in a combination of cash and stock. Options, restricted stock, restricted stock units and performance shares may be settled only in shares of common stock.

Transferability:	Stock awards are transferable as provided in the applicable stock award agreement.

Other terms and conditions:	The stock award agreement may contain other terms and conditions, including a forfeiture provision as determined by the administrator, that are consistent with the 2005 Plan.

Additional 2005 Plan Terms

Administration. The 2005 Plan may be administered by the Board, or the Board may delegate administration of the 2005 Plan to a committee of the Board, to an officer or officers of the Company under limited circumstances. Currently, the Governance Committee administers the 2005 Plan with respect to non-employee directors; whereas, the Compensation Committee administers the 2005 Plan with respect to employees. The Board may further delegate the authority to make option grants. The administrator determines who will receive stock awards and the terms and conditions of such awards. Subject to the conditions and limitations of the 2005 Plan, the administrator may modify, extend or renew outstanding stock awards. In connection with the Code Section 409A proposed regulations, a provision was added to the 2005 Plan in October 2006, which restricted modification, extension or renewal of options and stock appreciation rights to limit exercisability beyond the later of: (i) the fifteenth day of the third month following the date on which the option or stock appreciation right otherwise would have expired if the option or stock appreciation right had not been extended; or (ii) December 31 of the calendar year in which the option or stock appreciation right otherwise would have expired if the option or stock appreciation right had not been extended, based on the terms of the option or stock appreciation right on the date of grant. The amendment was adopted to avoid the application of penalty taxes on certain grants. The Compensation Committee will review this amendment in light of the issuance of the Code Section 409A final regulations and adopt changes as it deems appropriate.

Change in Control. Stock awards may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the applicable stock award agreement as determined by the Compensation Committee on a grant by grant basis or as may be provided in any other written agreement between the Company or any affiliate and the participant; provided, however, that in the absence of such provision, no such acceleration shall occur.

Tax Withholding. Tax withholding obligations may be satisfied by the eligible participant by: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of common stock from the shares of common stock otherwise issuable as a result of the exercise or acquisition of common stock under the stock award; or (iii) delivering to the Company owned and unencumbered shares of common stock.

New Plan Benefits. The amount of awards payable, if any, to any individual is not determinable as awards have not yet been determined by the administrator. However, under the 2005 Plan, each July non-employee directors receive an annual grant of restricted stock units in an amount not to exceed 5,000 units, which is currently set at 2,500 restricted stock units. The restricted stock units vest immediately, but receipt of the underlying stock is deferred until such time as the director leaves the Board.

Amendment. The Board may suspend or discontinue the 2005 Plan at any time. The Compensation Committee of the Board may amend the 2005 Plan with respect to any shares at the time not subject to awards. However, only the Board may amend the 2005 Plan and submit the plan to the Company’s stockholders for approval with respect to amendments that: (i) increase the number of shares available for issuance under the 2005 Plan or increase the number of shares available for issuance pursuant to incentive stock options under the 2005 Plan; (ii) materially expand the class of persons eligible to receive awards; (iii) expand the types of awards available under the 2005 Plan; (iv) materially extend the term of the 2005 Plan; (v) materially change the method of determining the exercise price or purchase price of an award; (vi) delete or limit the requirements regarding repricing options or stock appreciation rights or effectuating an exchange of options or stock appreciation rights; (vii) remove the administration of the 2005 Plan from the administrator; or (viii) amend the provision regarding amendment of the 2005 Plan to defeat its purpose.

Benefits to Directors, Named Executive Officers and Others. The table below shows, as to the Company’s directors, named executive officers and the other individuals and groups indicated, the number of shares of common stock subject to option grants and restricted stock unit grants under the 2005 Stock Plan since the plan’s inception through May 1, 2007.

		Number of Shares
	Number of Shares	Subject to
	Subject to Options	Restricted Stock
	Granted Under the	Units Granted Under
Name and Position	2005 Plan	the 2005 Plan

John H. Hammergren Chairman, President and Chief Executive Officer	585,000	293,919
Jeffrey C. Campbell Executive Vice President and Chief Financial Officer	134,000	65,653
Paul C. Julian Executive Vice President, Group President	306,000	153,835
Marc E. Owen Executive Vice President, Corporate Strategy and Business Development	82,000	43,871
Pamela J. Pure Executive Vice President, President, McKesson Provider Technologies	117,000	70,662
All current executive officers, as a group	1,471,000	664,628
All directors who are not executive officers, as a group		35,000

All employees who are not executive officers, as a group	4,583,250	474,891

Since its inception, no shares have been issued under the 2005 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the 2005 Plan.

Our executive officers have a financial interest in this proposal because it would increase the number of shares available for issuance under the 2005 Plan to executives and other employees.

Certain United Stated Federal Income Tax Information

The following is a summary of the effect of U.S. federal income taxation on the 2005 Plan participants and the Company. This summary does not discuss the income tax laws of any other jurisdiction in which the recipient of the award may reside.

Incentive Stock Options (ISOs). Participants pay no income tax at the time of grant or exercise of an ISO, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the option holder to the alternative minimum tax. The participant will recognize long term capital gain or loss, equal to the difference between the sale price and the exercise price, on the sale of the shares acquired on the exercise of the ISO if the sale occurs at least two years after the grant date and more than one year after the exercise date. If the sale occurs earlier than the expiration of these holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares on the exercise date or the difference between the sales price and the exercise price. Any additional gain realized on the sale will be treated as capital gain. The Company can deduct the amount that the participant recognizes as ordinary income.

Nonstatutory Stock Options and Stock Appreciation Rights. There is no tax consequence to the participant at the time of grant of a nonstatutory stock option or stock appreciation right. Upon exercise, the excess, if any, of the fair market value of the shares over the exercise price will be treated as ordinary income. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss. The Company may deduct the amount, if any, that the participant recognizes as ordinary income.

Restricted Stock. No taxes are due on the grant of restricted stock. The fair market value of the shares subject to the award is taxable as ordinary income when no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Unless an election pursuant to Code Section 83(b) is made (subjecting the value of the shares on the award date to current income tax), income tax is paid by the participant on the value of the shares at ordinary rates when the restrictions lapse and the Company will be entitled to a corresponding deduction. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss.

Restricted Stock Units and Performance Shares. No taxes are due upon the grant of the award. The fair market value of the shares subject to the award is taxable to the participant when the stock is distributed to the participant, subject to the limitations of Code Section 409A. The Company may be entitled to deduct the amount, if any, that the participant recognizes as ordinary income.

Code Section 162(m). Code Section 162(m) denies a deduction for annual compensation in excess of $1 million paid to “covered employees.” “Performance-based compensation” is disregarded for this purpose. Stock option and stock appreciation rights granted under the 2005 Plan qualify as “performance-based compensation.” Other awards will be “performance-based compensation” if their grant or vesting is subject to performance objectives that satisfy Code Section 162(m).

Deferred Compensation. Stock appreciation rights that are settled in cash, restricted stock awards, restricted stock unit awards and performance shares that may be deferred beyond the vesting date are subject to Code Section 409A limitations. If Code Section 409A is violated, deferred amounts will be subject to income tax immediately and to penalties equal to: (i) 20% of the amount deferred; and (ii) interest at a specified rate on the under-payment of tax that would have occurred if the amount had been taxed in the year it was first deferred.

Item 4.  Proposal to Amend our 2000 Employee Stock Purchase Plan

The Board Of Directors recommends a vote FOR amending the 2000 Employee Stock Purchase Plan.

At the annual meeting, our stockholders will be asked to approve an amendment to the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000 shares.

The ESPP was adopted by the Board of Directors of HBO & Company (“HBOC”) prior to January 12, 1999, the date when the Company acquired HBOC (the “Acquisition”). The ESPP was amended and restated by the Board effective as of the closing of the Acquisition, and further amended by the Board on January 27, 1999, April 26, 1999, August 25, 1999, October 27, 1999, March 27, 2002 and November 1, 2004.

On May 23, 2007, the Board of Directors, approved an increase in the number of shares of common stock available for issuance under the ESPP from 11,100,000 to 16,100,000 shares, subject to the approval of the Company’s stockholders. As of May 1, 2007, approximately 1,206,236 shares of common stock were available for issuance under the ESPP.

ESPP purchases occur each January, April, July and October on behalf of participants, and at the last purchase approximately 218,622 shares were issued to participants. Therefore, to assure that sufficient shares will be available to permit the ESPP to continue to operate, the Board has approved an increase in the number of shares of common stock reserved for issuance under the plan from 11,100,000 to 16,100,000 shares (subject to adjustment for any stock split, stock dividend or other relevant change in the Company’s capitalization). The Company’s forecast indicates that the addition of 5,000,000 shares will allow continued employee participation for approximately four to five years. If this amendment to the ESPP is not approved by the stockholders, the Board will suspend employee participation in the ESPP once the currently available shares are purchased.

A vote in favor of this proposal will increase by 5,000,000 the number of shares available for purchase under the ESPP. A vote not to approve will mean that the number of shares reserved for issuance under the ESPP will remain at 11,100,000.

The ESPP is designed to provide employees, including officers, with an opportunity to purchase shares of the Company’s common stock on favorable terms by means of an automatic payroll deduction mechanism. The purpose of the ESPP is to advance and promote the interests of the stockholders of the Company by making available to eligible employees of the Company and participating subsidiaries and related entities the opportunity to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board believes that employee ownership of the ESPP shares serves as an incentive to motivate and retain employees and encourage superior performance.

The Board believes that the proposed amendment to the ESPP is in the best interests of the Company because of its continuing need to provide share-based compensation to attract and retain quality employees. The current hiring environment is more competitive than in the recent past. Since FY 2005, the total number of company employees eligible to participate in the ESPP has increased by more than 6,000. Having additional equity compensation available to grant under the ESPP will enable the Company to recruit the top talent necessary to enable our Company to achieve continued success.

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Code Section 423. In March 2002, the Board amended the ESPP to allow for participation in the plan by employees of certain of the Company’s international and certain other subsidiaries. As to those employees, the ESPP does not so qualify under the Code.

The following summary of the material features of our ESPP (including the proposed amendment) does not purport to be complete and is qualified in its entirety by reference to the specific language of our ESPP. A copy of our ESPP is available to any of our stockholders upon request by: (1) writing to the Corporate Secretary, McKesson Corporation, One Post Street, 33rd Floor, San Francisco, CA 94104; (2) sending an e-mail to corporatesecretary@mckesson.com; or (3) calling the Corporate Secretary’s Office toll-free at (800) 826-9260. The ESPP may also be viewed without charge on the SEC’s website at www.sec.gov.

Plan Administration

The ESPP is administered by the Compensation Committee, which has the authority to make rules and regulations governing the ESPP.

Offering Periods

The ESPP is implemented through a continuous series of three-month offerings beginning on the first trading day on or after each February 1, May 1, August 1, and November 1 (the “Offering Dates”), and ending on the last trading day of the month which is three months later (the “Offering Periods”), during which contributions may be made toward the purchase of common stock under the plan. For purposes of determining the purchase price of a share of common stock, the last trading day of each Offering Period is used.

Once an employee participant is enrolled in the ESPP for an Offering Period, participation in the plan will continue until: (i) the date the participant withdraws from the plan; (ii) the participant is no longer an eligible employee; (iii) no further shares are authorized for purchase under the plan; or (iv) the Compensation Committee discontinues the plan.

Eligible Employees

Each employee of the Company (and subsidiaries and related entities designated by the Compensation Committee) who has been employed for 60 days or more prior to the beginning of an Offering Period and who customarily works at least 20 hours per week and more than five months in any calendar year is eligible to participate in the ESPP. However, no employee is eligible to participate in the ESPP to the extent that, immediately after the grant, the employee would own 5% of either the voting power or the value of the Company’s common stock. As of May 1, 2007, approximately 23,166 employees were eligible to participate in the ESPP and 6,583 employees had elected to participate.

Payroll Deductions

Each eligible employee may become a participant in the ESPP by making an election, at least ten days prior to any Offering Date, authorizing regular payroll deductions during the next succeeding Offering Period, the amount of which may not exceed 15% of a participant’s compensation for any payroll period. A participant may increase or decrease his or her rate of contributions or withdraw from participation at any time.

Payroll deductions are credited to a cash account for each participant. At the end of each Offering Period, the funds will be used to purchase shares of the Company’s common stock, which are then held in a stock account. A participant has the right to vote the shares credited to his or her stock account, and may withdraw these shares at any time.

Purchase Price

The purchase price of each share of the Company’s common stock will be 85% of the fair market value of such share on the last trading day of the applicable Offering Period. The fair market value is the closing price for the Company’s common stock on the applicable date. On May 25, 2007, the closing price per share of the Company’s common stock was $62.36 per share. The purchase price is subject to adjustment to reflect certain changes in the Company’s capitalization.

The maximum number of shares of common stock that a participant may purchase during any calendar year is $25,000, which is determined based on the fair market value of the Company’s common stock on the Offering Date.

Effect Of Termination of Employment of Participant

If a participant terminates employment with the Company, its subsidiaries and related entities during a Offering Period, the balance of the participant’s cash account will either be returned to the participant without interest, or in the event of death, to the person or persons entitled to the participant’s cash account.

Non-Transferability of Purchase Rights

Rights to acquire the Company’s common stock under the ESPP are not transferable by any participant and may in general be exercised only by the participant.

Capitalization Adjustments

In the event of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, exchange of shares or other change in capitalization, the number of shares then subject to purchase and the number of authorized shares remaining available to be sold shall be increased or decreased appropriately, with other adjustment as may be deemed necessary or equitable by the plan administrator, including adjustments to the price per share.

Amendment and Termination

The Board of Directors may amend the ESPP in any respect. However, an amendment that increases the number of shares reserved under the ESPP (other than adjustments upon changes in capitalization or a corporate transaction) or changes in the designation of corporations whose employees may be eligible to participate in the ESPP, other than a parent or subsidiary corporation, requires stockholder approval.

The ESPP will terminate when the number of shares available for issuance under the ESPP has been substantially exhausted, or at any earlier time by action of the Board.

Number of Shares Purchased by Certain Individuals and Groups

The actual number of shares that may be purchased by any individual under the ESPP is not determinable in advance since the number is determined, in part, on the contributed amount and the purchase price. The following table sets forth (1) the aggregate number of shares of Company common stock that was purchased under the ESPP by the listed persons and groups since its inception through the most recent purchase date, April 30, 2007, and (2) the average per share purchase price paid for such shares.

	Number of	Average Per
	Shares	Share Purchase
Name and Position	Purchased	Price

John H. Hammergren Chairman, President and Chief Executive Officer	—	$—
Jeffrey C. Campbell Executive Vice President and Chief Financial Officer	—	$—
Paul C. Julian Executive Vice President, Group President	—	$—
Marc E. Owen Executive Vice President, Corporate Strategy and Business Development	3,290	$30.24
Pamela J. Pure Executive Vice President, President, McKesson Provider Technologies	3,081	$32.30
All current executive officers as a group	14,960	$27.04
All employees who are not executive officers as a group	9,893,764	$24.78

None of our directors who are not executive officers are eligible to participate in the ESPP. Since its inception, no shares have been issued under the ESPP to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the ESPP.

Our executive officers have a financial interest in this proposal because it would increase the number of shares available for issuance under the ESPP to executives and other employees.

Certain United Stated Federal Income Tax Information

The information provided below is only a summary of the effect of United States federal income taxation upon the ESPP participants and the Company with respect to the shares purchased under the ESPP. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

Taxation of Shares Acquired Upon Exercise of Purchase Rights. For employees of the Company and its subsidiaries (as defined in Section 424(f) of the Code), the plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. For employees of other subsidiaries and participating entities, the ESPP cannot so qualify, so the taxation rules are different.

Employees of the Company and Code Section 424(f) subsidiaries. A participant will pay no Federal income tax upon enrolling in the ESPP or upon purchase of shares under the plan. A participant may recognize income and/or capital gain or loss upon the sale or other disposition of shares purchased under the plan, the amount and character of which will depend on whether the shares are held for at least two years after the first day of the Offering Period in which the shares were purchased and at least one year after the last day of the Offering Period in which the shares were purchased (the “Required Holding Period”).

If the participant sells or otherwise disposes of the shares before expiration of the Required Holding Period, the participant will recognize ordinary income in the year of the sale in an amount equal to the excess of: (i) the fair market value of the shares on the purchase date; over (ii) the purchase price paid by the participant for the shares. The Company or applicable subsidiary will be entitled to a Federal income tax deduction in the same amount.

In contrast, if the participant holds the shares until after the Required Holding Period expires, the participant will generally recognize ordinary income at the time of sale in an amount equal to the lesser of: (i) 15 percent of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased; or (ii) the excess of the fair market value of the shares at the time the shares were sold over the purchase price of the shares. The Company will not in this case be entitled to any deduction for Federal income tax purposes.

Employees of other subsidiaries and participating entities. A participant will not realize taxable income at the time a purchase right is granted under the ESPP. When the shares are actually purchased, the participant will realize taxable income in the amount of the difference between the fair market value of the shares and the purchase price paid under the ESPP. (As described under “Purchase Price,” the price paid for shares purchased under the ESPP will always be at least 15% less than the fair market value of the shares on the Purchase Date). The basis of the shares will be increased by the amount includible as ordinary income. When the shares are sold, the gain or loss on the shares will be treated as capital gain or loss.

Capital Gain or Loss. When the shares acquired through participation in the ESPP are sold, the gain or loss on the shares will be treated as a capital gain or loss. Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by the participant from the sale of shares that have been held for more than 12 months will generally be subject to long-term capital gain rates. Net capital gain recognized from the sale of shares held for 12 months or less will be subject to tax at ordinary income tax rates.

Equity Compensation Plan Information

The following table sets forth information as of March 31, 2007 with respect to the plans under which the Company’s common stock is authorized for issuance:

Number of securities
remaining available
for future issuance
	Number of securities		under equity
	to be issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding securities
Plan Category	outstanding options,	outstanding options,	reflected in the first
(In millions, except per share amounts)	warrants and rights	warrants and rights	column )

Equity compensation plans approved by security holders(1)	18.9	$52.73	8.8	(2)
Equity compensation plans not approved by security holders(3),(4)	14.4	34.55	0.3

(1)	Includes the 1973 Stock Purchase Plan and the 2000 Employee Stock Purchase Plan. Also includes options outstanding under the 1994 Stock Option and Restricted Stock Plan, which expired October 2004, the 2005 Stock Plan, and the 1997 Non-Employee Directors’ Equity Compensation and Deferral Plan, which was replaced by the 2005 Stock Plan, following its approval by the stockholders on July 27, 2005.

(2)	Includes 1,424,882 shares which remained available for purchase under the ESPP at March 31, 2007.

(3)	Includes the 1999 Executive Stock Purchase Plan and a small assumed sharesave scheme
(similar to the ESPP) in the United Kingdom. Also includes options that remain outstanding under the terminated broad-based 1999 Stock Option and Restricted Stock Plan, the 1998 Canadian Stock Incentive Plan, and two stock option plans, all of which were replaced by the 2005 Stock Plan following its approval by the stockholders on July 27, 2005.

(4)	As a result of acquisitions, the Company currently has eight assumed option plans under which options are exercisable for 2,358,337 shares of Company common stock. No further awards will be made under any of the assumed plans and information regarding the assumed options is not included in the table above.

On July 27, 2005, the Company’s stockholders approved the 2005 Stock Plan that had the effect of terminating the 1999 Stock Option and Restricted Stock Plan, the 1998 Canadian Stock Incentive Plan, the Stock Option Plans adopted in January 1999 and August 1999, which plans had not been submitted for approval by the Company’s stockholders, and the 1997 Non-Employee Directors’ Equity Compensation and Deferral Plan, which had previously been approved by the Company’s stockholders. Prior grants under these plans include stock options, restricted stock and RSUs. Stock options under the terminated plans generally have a ten-year life and vest over four years. Restricted stock contains certain restrictions on transferability and may not be transferred until such restrictions lapse. Each of these plans has outstanding equity grants, which are subject to the terms and conditions of their respective plans, but no new grants will be made under these terminated plans.

The material terms of all of the Company’s plans, including those not previously approved by stockholders, are described in accordance with the requirements of the Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure,” in Financial Notes 1 and 19 of the Company’s consolidated financial statements and in Part III. Item 12, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” of the Company’s Form 10-K filed on May 9, 2007. This information is incorporated herein by reference.

Item 5.	Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2008

The Audit Committee of the Company’s Board of Directors has approved Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending March 31, 2008. D&T has acted in this capacity for the Company for several years, is knowledgeable about the Company’s operations and accounting practices, and is well qualified to act as the Company’s independent registered public accounting firm.

We are asking our stockholders to ratify the selection of D&T as the Company’s independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of D&T to our stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. Representatives of D&T are expected to be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so. For the fiscal years ended March 31, 2007 and 2006, professional services were performed by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), which includes Deloitte Consulting. Fees paid for those years were as follows:

	2007	2006

Audit Fees	$9,184,716	$8,160,206
Audit-Related Fees	2,088,465	1,015,907

Total Audit and Audit-Related Fees	11,273,181	9,176,113
Tax Fees	284,000	193,749
All Other Fees	0	0

Total	$11,557,181	$9,369,862

Audit Fees. This category consists of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, the audit of the Company’s internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, foreign statutory audits required by non-U.S. jurisdictions, registration statements and comfort letters.

Audit-Related Fees. This category consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include fees related to employee benefit plan audits, accounting consultations and due diligence in connection with mergers and acquisitions, attest services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. This category consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning (federal, state and international). Fees in this category include international corporate income tax return preparation and related services, U.S. expatriate tax return preparation and assistance, U.S. corporate income tax preparation software and consulting services.

All Other Fees. This category consist of fees for products and services other than the services reported above. The Company paid no fees in this category for the fiscal years ended March 31, 2007 and 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the Applicable Rules, and as set forth in the terms of its charter, the Audit Committee has sole responsibility for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy which requires it to pre-approve all audit and permissible non-audit services, including audit-related and tax services to be provided by Deloitte & Touche and between meetings, the Chair of the Audit Committee is authorized to pre-approve services, which are reported to the Committee at its next meeting. All of the services described in the fee table above were approved in conformity with the Audit Committee’s pre-approval process.

Audit Committee Report

The Audit Committee of the Company’s Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. The functions of the Audit Committee are described in greater detail in the Audit Committee’s written charter adopted by the Company’s Board of Directors, which may be found on the Company’s website at www.mckesson.com under the caption “Governance.” The Audit Committee is composed exclusively of directors who are independent under the applicable SEC and NYSE rules. The Audit Committee’s members are not professionally engaged in the practice of accounting or auditing, and they necessarily rely on the work and assurances of the Company’s management and the independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm of Deloitte & Touche LLP is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting. The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended March 31, 2007 (the “Audited Financial Statements”) with management. In addition, the Audit Committee has discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.

The Audit Committee also has received the written disclosures and the letter from D&T required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with that firm its independence from the Company. The Audit Committee further considered whether the provision of non-audit related services by D&T to the Company is compatible with maintaining the independence of the firm from the Company. The Audit Committee has also discussed with management of the Company and D&T such other matters and received such assurances from them as it deemed appropriate.

The Audit Committee discussed with the Company’s internal auditors and D&T the overall scope and plans for their respective audits. The Audit Committee meets regularly with the internal auditors and D&T, with and without management present, to discuss the results of their examinations, the evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s accounting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 for filing with the SEC.

Audit Committee of the Board

Marie L. Knowles, Chair
Wayne A. Budd
Robert W. Matschullat
Jane E. Shaw

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding ownership of the Company’s outstanding common stock by any entity or person, to the extent know by us or ascertainable from public filings, to be the beneficial owner of more than five percent of the outstanding shares of common stock:

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership		Percent of Class*

Wellington Management Company, LLP 75 State Street Boston, MA 02109	36,634,961	(1)	12.38%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	14,910,000	(2)	5.0%
Vanguard Specialized Funds — Vanguard Health Care Fund 100 Vanguard Boulevard Malvern, PA 19355	14,800,000	(3)	5.0%

*	Based on 295,397,045 common shares outstanding as of December 31, 2006.

(1)	This information is based on a Schedule 13G filed with the SEC on February 14, 2007 by Wellington Management Company, LLP, as investment adviser, which reports shared voting power with respect to 15,124,681 shares and shared dispositive power with respect to 36,634,961 shares.

(2)	This information is based upon a Schedule 13G filed with the SEC on February 12, 2007 by Capital Research and Management Company, which reports sole voting power with respect to 2,910,000 shares and sole dispositive power with respect to 14,910,000 shares.

(3)	This information is based on a Schedule 13G filed with the SEC on February 13, 2007 by Vanguard Specialized Funds — Vanguard Health Care Fund, which reports sole voting and dispositive power with respect to 14,800,000 shares.

Security Ownership of Directors, Nominees and Executive Officers

The following table sets forth, as of April 30, 2007, except as otherwise noted, information regarding ownership of the Company’s outstanding common stock by: (i) each executive officer named in the “Summary Compensation Table” below; (ii) each director, including the nominee directors; and (iii) all directors and executive officers as a group. The table also includes the number of shares subject to outstanding options to purchase common stock of the Company that are exercisable within 60 days of April 30, 2007:

	Shares of Common Stock
Name of Individual	Beneficially Owned(1)		Percent of Class

Wayne A. Budd	16,824	(2)(4)(5)	*
Jeffrey C. Campbell	293,651	(4)(7)	*
John H. Hammergren	5,308,479	(4)(7)	1.8%
Alton F. Irby III	101,404	(2)(4)(5)	*
M. Christine Jacobs	88,069	(2)(4)	*
Paul C. Julian	1,894,605	(4)(7)	*
Marie L. Knowles	15,695	(2)(4)	*
David M. Lawrence	15,203	(2)(4)	*
Robert W. Matschullat	31,797	(2)(4)	*
James V. Napier	103,032	(2)(4)(5)	*
Marc E. Owen	329,053	(4)(5)	*
Pamela J. Pure	324,043	(4)(6)(7)	*
Jane E. Shaw	102,981	(2)(3)(4)(5)	*
All Directors and Executive Officers as a group (16 persons)	9,013,397	(2)(3)(4)(5)(6)(7)	3.0%

* Less than 1%. The number of shares beneficially owned and the percentage of shares beneficially owned are based on 297,437,185 shares of the Company’s common stock outstanding as of April 30, 2007.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)	Includes vested RSUs accrued under the 2005 Stock Plan and the 1997 Non-Employee Directors’ Equity Compensation and Deferral Plan (which plan has been replaced by the 2005 Stock Plan) as follows: Mr. Budd, 7,349 units; Mr. Irby, 7,201 units; Ms. Jacobs, 9,867 units; Ms. Knowles, 6,791 units; Dr. Lawrence, 7,703 units; Mr. Matschullat, 6,102 units; Mr. Napier, 7,561 units; Dr. Shaw, 19,928 units; and all directors as a group, 72,502 units. Directors have neither voting nor investment power with respect to such units.

(3)	Includes 5,315 common stock units accrued under the Directors’ Deferred Compensation Administration Plan for Dr. Shaw. Dr. Shaw has neither voting nor investment power with respect to such units.

(4)	Includes shares that may be acquired by exercise of stock options within 60 days of April 30, 2007 as follows: Mr. Budd, 9,375 shares; Mr. Campbell, 286,000 shares; Mr. Hammergren, 5,184,786 shares; Mr. Irby, 85,853 shares; Ms. Jacobs, 77,202 shares; Mr. Julian, 1,894,500 shares; Ms. Knowles, 8,904 shares; Dr. Lawrence, 7,500 shares; Mr. Matschullat, 25,695 shares; Mr. Napier, 77,471 shares; Mr. Owen, 325,500 shares; Ms. Pure, 319,150 shares; Dr. Shaw, 66,706 shares; and all directors and executive officers as a group, 8,740,202 shares.

(5)	Includes shares held by family trusts as to which each of the following named directors and their respective spouses have shared voting and investment power: Mr. Budd, 100 shares; Mr. Irby,

1,550 shares; Mr. Napier, 1,840 shares; Dr. Shaw, 11,032 shares; and those directors as a group, 14,472 shares.

(6)	Includes 686 shares owned by Ms. Pure’s spouse and son.

(7)	Includes shares held under the Company’s PSIP as of April 30, 2007 as to which participants have sole voting but no investment power as follows: Mr. Hammergren, 3,663 shares; Mr. Campbell, 651 shares; Mr. Julian, 48 shares; Mr. Owen, 1,063 shares, Ms. Pure, 1,126 shares, and all executive officers as a group, 10,784 shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

[to be included in the Definitive Proxy Statement]

Compensation Committee Report on Executive Compensation

We, the Compensation Committee of the Board of Directors of McKesson Corporation, have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in McKesson Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

Compensation Committee of the Board of Directors

Alton F. Irby III, Chair
M. Christine Jacobs
David M. Lawrence, M.D.

Summary Compensation Table

[to be included in the Definitive Proxy Statement]

Grants of Plan Based Awards

[to be included in the Definitive Proxy Statement]

Outstanding Equity Awards Table

[to be included in the Definitive Proxy Statement]

Option Exercises and Stock Vested Table

[to be included in the Definitive Proxy Statement]

Pension Benefits Table

[to be included in the Definitive Proxy Statement]

Deferred Compensation Table

[to be included in the Definitive Proxy Statement]

Executive Employment Agreements

[to be included in the Definitive Proxy Statement]

Post-employment Compensation and Benefits

[to be included in the Definitive Proxy Statement]

Certain Relationships and Related Transactions

The Company and its subsidiaries may have transactions in the ordinary course of business with unaffiliated companies of which certain of the Company’s non-employee directors are directors and/or executive officers. The Company does not consider the amounts involved in such transactions to be material in relation to the businesses of such other companies or the interests of the directors involved. The Company anticipates that similar transactions may occur in FY 2008. In addition, Mr. Hammergren’s brother-in-law is a manager in the Company’s Pharmaceutical Solutions segment and received approximately $131,686 in salary and bonus during FY 2007. Such compensation was established by the Company in accordance with its employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. The Company believes that any such relationships and transactions described herein were on terms that were reasonable and in the best interests of the Company.

Indebtedness of Executive Officers

As of March 31, 2007, Mr. Paul E. Kirincic was indebted to the Company in the amount of $500,000. The loan reflects the balance owed on a secured housing loan provided to Mr. Kirincic prior to the adoption of the Sarbanes-Oxley Act of 2002, which prohibits loans to executive officers. The loan provided to Mr. Kirincic is without interest unless and until he fails to pay any amount under the loans when due and thereafter at a market rate.

ADDITIONAL CORPORATE GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires certain persons, including the Company’s directors and executive officers, to file reports of ownership and changes in ownership with the SEC. Based on the Company’s review of the reporting forms received by it, the Company believes that all such filing requirements were satisfied for FY 2007.

Solicitation of Proxies

The Company is paying the cost of preparing, printing and mailing these proxy materials. We will reimburse banks, brokerage firms and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. The Company has engaged Georgeson Shareholder Communications Inc. (“Georgeson”), a proxy solicitation firm, to assist in the solicitation of proxies. We expect Georgeson’s fee to be approximately $10,000 plus out-of-pocket expenses. A few officers and employees of the Company may also participate in the solicitation without additional compensation.

Other Matters

In addition to voting choices specifically marked, and unless otherwise indicated by the stockholder, the proxy card confers discretionary authority on the named proxy holders to vote on any matter that properly comes before the Meeting which is not described in these proxy materials. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for stockholder action at the Meeting.

Compliance with Corporate Governance Listing Standards

The Company submitted an unqualified certification to the NYSE in calendar year 2006 regarding the Company’s compliance with the NYSE corporate governance listing standards.

Stockholder Proposals for the 2008 Annual Meeting

To be eligible for inclusion in the Company’s 2007 proxy statement pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be sent to the Secretary of the Company at the principal executive offices of the Company, One Post Street, San Francisco, CA 94104, and must be received no later than February   , 2008. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be sent to the Secretary of the Company at the address set forth above and must be received no later than April 26, 2008. The Company’s Advance Notice By-Law provisions require that stockholder proposals made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the By-Laws, not later than April 26, 2008 and not earlier than March 27, 2008.

A copy of the full text of the Company’s Advance Notice By-Law provisions referred to above may be obtained by writing to the Secretary of the Company.

By Order of the Board of Directors

Laureen E. Seeger
Executive Vice President, General Counsel and Secretary

June   , 2007

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, on file with the Securities and Exchange Commission, excluding certain exhibits, may be obtained without charge by writing to Investor Relations, Box K, McKesson Corporation, One Post Street, San Francisco, CA 94104.

Appendix A

PROPOSED CERTIFICATE OF AMENDMENT
TO THE RESTATED
CERTIFICATE OF INCORPORATION
OF
McKESSON CORPORATION

Pursuant to Sections 222 and 242 of
the General Corporation Law of the
State of Delaware

McKesson Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  At a meeting of the Board of Directors of the Corporation duly called and held on January 4, 2007, resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation for approval at its Annual Meeting of Stockholders held on July 25, 2007. Such resolutions recommended that Section A.2 of Article V of the Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

“2. Term. Each nominee elected by the stockholders at the 2007 annual meeting of the stockholders to serve as director shall hold office for a term commencing the date of the 2007 annual meeting, or such later date as determined by the Board of Directors, and ending on the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier resignation or removal. At each annual meeting of stockholders subsequent to the 2007 annual meeting of stockholders, each nominee elected by the stockholders to serve as director shall hold office for a term commencing on the date of the annual meeting, or such later date as shall be determined by the Board of Directors, and ending on the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier resignation or removal. A director may be removed from office, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors and, subject to such removal, death, resignation, retirement or disqualification, shall hold office until such director’s term expires and until such director’s successor shall be elected and qualified. In no case shall a decrease in the number of directors shorten the term of any incumbent director.”

SECOND: At the Annual Meeting of Stockholders of the Corporation duly called and held on July 25, 2007, the affirmative vote of a majority of the shares entitled to vote thereon was obtained in favor of such amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That the foregoing amendment was duly adopted in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, McKesson Corporation has caused this Certificate to be executed in its corporate name this     th day of          , 2007.

McKESSON CORPORATION

Name:	Laureen E. Seeger
Title:	Executive Vice President, General
Counsel and Corporate Secretary

A-1

Appendix B
MCKESSON CORPORATION
2005 STOCK PLAN

1.	PURPOSE	1
2.	EFFECTIVE DATE	1
3.	ADMINISTRATION	1
4.	ELIGIBILITY	2
5.	STOCK	3
6.	OPTIONS	3
7.	STOCK APPRECIATION RIGHTS	5
8.	RESTRICTED STOCK	7
9.	RESTRICTED STOCK UNITS	8
10.	OUTSIDE DIRECTOR AWARDS	9
11.	PERFORMANCE SHARES	10
12.	OTHER SHARE-BASED AWARDS	11
13.	PERFORMANCE OBJECTIVES	12
14.	ACCELERATION OF VESTING AND EXERCISABILITY	12
15.	CHANGE IN CONTROL	13
16.	RECAPITALIZATION	14
17.	TERM OF PLAN	14
18.	SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS	14
19.	AWARDS IN FOREIGN COUNTRIES	15
20.	BENEFICIARY DESIGNATION	15
21.	AMENDMENT OF THE PLAN	15
22.	NO AUTHORITY TO REPRICE	16
23.	USE OF PROCEEDS FROM STOCK	16
24.	NO OBLIGATION TO EXERCISE OPTION OR STOCK APPRECIATION RIGHT	16
25.	APPROVAL OF STOCKHOLDERS	16
26.	GOVERNING LAW	16
27.	INTERPRETATION	16
28.	WITHHOLDING TAXES	17
29.	DEFINITIONS	17
30.	EXECUTION	20
 i

1.	PURPOSE.
     This McKesson Corporation 2005 Stock Plan is intended to provide Employees and Directors the opportunity to receive equity-based, long-term incentives so that the Corporation may effectively attract and retain the best available personnel, promote the success of the Corporation by motivating Employees and Directors to superior performance, and align Employee and Director interests with those of the Corporation’s stockholders.
2.	EFFECTIVE DATE.
     This Plan was adopted by the Board on May 25, 2005, to be effective immediately, subject to approval by the Corporation’s stockholders. On October 27, 2006, the Plan was retroactively amended and restated effective May 25, 2005.
3.	ADMINISTRATION.
     (a) Administration with respect to Outside Directors.
     With respect to Awards to Outside Directors, the Plan shall be administered by (A) the Board or (B) the Committee on Directors and Corporate Governance of the Board; provided that such committee consists solely of Directors who qualify as “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, all Awards made to members of the Committee on Directors and Corporate Governance shall be approved by the Board.
     (b) Administration with respect to Employees.
     With respect to Awards to Employees, the Plan shall be administered by (A) the Board, (B) the Compensation Committee of the Board; provided that such committee consists solely of Directors who qualify as “outside directors” for purposes of Code section 162(m) and “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act, or (C) in limited situations, by an officer or officers of Corporation pursuant to Section 3(c) below.
     (c) Delegation of Authority to an Officer of the Corporation.
          (i) The Board may delegate to a Director the authority to administer the Plan with respect to Awards made to Employees who are not subject to Section 16 of the Exchange Act.
          (ii) The Board may delegate to an officer or officers of the Corporation the authority to administer the Plan with respect to Options granted to Employees who are not subject to Section 16 of the Exchange Act.

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     (d) Powers of the Administrator.
     The Administrator shall from time to time at its discretion make determinations with respect to Employees and Directors who shall be granted Awards, the number of Shares or Share Equivalents to be subject to each Award, the vesting of Awards, the designation of Options as Incentive Stock Options or Nonstatutory Stock Options and other conditions of Awards to Employees and Directors.
     The Administrator shall have the full power and authority, in its sole discretion, to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements, to adopt subplans applicable to specified Affiliates or locations and to take all actions in connection with the administration of the Plan as it deems necessary or advisable.
     The Administrator shall have, subject to the terms and conditions and within the limitations of Plan, including the limitations of Section 22, the authority to modify, extend or renew outstanding Awards granted to Employees and Directors under the Plan; provided, that the exercise period of an Option or Stock Appreciation Right shall not be modified, extended or renewed beyond the later of (i) the fifteenth day of the third month following the date on which the Option or Stock Appreciation Right otherwise would have expired if the Option or Stock Appreciation Right had not been extended, or (ii) December 31 of the calendar year in which the Option or Stock Appreciation Right otherwise would have expired if the Option or Stock Appreciation Right had not been extended, based on the terms of the Option or Stock Appreciation Right on the date of grant. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any Award previously granted under the Plan.
     The interpretation and construction by the Administrator of any provisions of the Plan or of any Award shall be final. No member of a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
4.	ELIGIBILITY.
     Subject to the terms and conditions set forth below, Awards may be granted to Employees and Directors. Notwithstanding the foregoing, only employees of the Corporation and its Subsidiaries may be granted Incentive Stock Options.
     (a) Ten Percent Stockholders.
     An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries is not eligible to receive an Incentive Stock Option pursuant to this Plan unless the Exercise Price of the Incentive Stock Option is at least 110% of the Fair Market Value of the underlying Shares on the date of the grant and the term of the option does not exceed five years. For purposes of this Section 4(a) the stock ownership of an Employee shall be determined pursuant to Code section 424(d).

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     (b) Number of Awards.
     A Participant may receive more than one Award, including Awards of the same type, but only on the terms and subject to the restrictions set forth in the Plan. Subject to adjustment as provided in Section 16, the maximum aggregate number of Shares or Share Equivalents that may be subject to Full Value Awards granted to a Participant in any fiscal year of the Corporation is 500,000 Shares or Share Equivalents and the maximum number of Shares or Share Equivalents that may be subject to Options or Stock Appreciation Rights granted to a Participant in any fiscal year of the Corporation is 1,000,000 Shares or Share Equivalents.
5.	STOCK.
     (a) Share Reserve.
     Subject to adjustment as provided in Section 16, the aggregate number of Shares subject to Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Other Share-Based Awards issued under this Plan shall not exceed 13,000,000 Shares, which Shares shall be Shares of the Corporation’s authorized but unissued or reacquired Common Stock bought on the market or otherwise. If any outstanding Option or Stock Appreciation Right under the Plan for any reason expires or is terminated or any Restricted Stock or Other Share-Based Award is forfeited, then the Shares allocable to the unexercised portion of such Option or Stock Appreciation Right or the forfeited Restricted Stock or Other Share-Based Award may again be available for issuance under the Plan. The following Shares may not again be made available for issuance under the Plan: Shares not issued or delivered as a result of the net exercise of a Stock Appreciation Right or Option; Shares used to pay the withholding taxes related to an Award; or Shares repurchased on the open market with the proceeds of an Exercise Price.
     (b) Limitation.
     Notwithstanding any other provision of Section 5, for any one Share issued in connection with a Full Value Award or a stock-settled Stock Appreciation Right, that Share and one additional Share shall no longer be available for issuance in connection with future Awards.
6.	OPTIONS.
     Options granted to Employees and Directors pursuant to the Plan shall be evidenced by written Option Agreements in such form as the Administrator shall determine. Options shall be designated as Incentive Stock Options or Nonstatutory Stock Options and shall be subject to the following terms and conditions:
     (a) Number of Shares.
     Each Option shall state the number of Shares to which it pertains, which shall be subject to adjustment in accordance with Section 16.

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     (b) Exercise Price.
     Each Option shall state the Exercise Price, determined by the Administrator, which shall not be less than 100% the Fair Market Value of a Share on the date of grant, except as provided in Section 16.
     (c) Method of Payment.
     An Option may be exercised, in whole or in part, by giving notice of exercise in the manner prescribed by the Corporation specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Exercise Price in cash or, if acceptable to the Administrator in its sole discretion (i) in Shares already owned by the Participant (including, without limitation, by attestation to the ownership of such Shares), (ii) by the withholding and surrender of the Shares subject to the Option, or (iii) by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker approved by the Administrator to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the purchase price and any withholding taxes. Payment may also be made in any other form approved by the Administrator, consistent with applicable law, regulations and rules.
     (d) Term and Exercise of Options.
     Each Option shall state the time or times when it may become exercisable. No Option shall be exercisable after the expiration of seven years from the date it is granted.
     (e) Limitations on Transferability.
     An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will, the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (ii) a Nonstatutory Stock Option or any right granted thereunder may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
     (f) Termination of Employment.
     Each Option Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Corporation and its Affiliates. Such provisions shall be determined in the sole

4

discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Unless otherwise provided in the Option Agreement, the Administrator may, in its sole discretion, extend the post-termination exercise period with respect to an option (but not beyond the original term of such option).
     (g) Rights as a Stockholder.
     A Participant or a transferee of a Participant shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of issuance of such Shares. Except as provided in Section 16, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued.
     (h) Limitation of Incentive Stock Option Awards.
     If and to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries exceeds $100,000, the Options covering Shares in excess of such amount (taking into account the order in which the Options were granted) shall be treated as Nonstatutory Stock Options.
     (i) Other Terms and Conditions.
     The Option Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of the Option or the conditions under which the Option may be forfeited, as may be determined by the Administrator that are consistent with the Plan.
7.	STOCK APPRECIATION RIGHTS.
     Stock Appreciation Rights granted to Employees pursuant to the Plan may be granted alone, in addition to, or in conjunction with, Options. Stock Appreciation Rights shall be evidenced by written Stock Appreciation Right Agreements in such form as the Administrator shall determine and shall be subject to the following terms and conditions:
     (a) Number of Shares.
     Each Stock Appreciation Right shall state the number of Shares or Share Equivalents to which it pertains, which shall be subject to adjustment in accordance with Section 16.
     (b) Calculation of Appreciation; Exercise Price.
     The appreciation distribution payable on the exercise of a Stock Appreciation Right will be equal to the excess of (i) the aggregate Fair Market Value (on the date of exercise of the Stock Appreciation Right) of a number of Shares equal to the number of Shares or Share Equivalents in which the Participant is vested under such Stock Appreciation Right on such date, over (ii) an amount that will be determined by the Administrator on the date of grant of the Stock

5

Appreciation Right but that shall not be less than 100% of the Fair Market Value of a Share on the date of grant (the “Exercise Price”).
     (c) Term and Exercise of Stock Appreciation Rights.
     Each Stock Appreciation Right shall state the time or times when may become exercisable. No Stock Appreciation Right shall be exercisable after the expiration of seven years from the date it is granted.
     (d) Payment.
     The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock or in cash, or any combination of the two, or in any other form of consideration as determined by the Administrator and contained in the Stock Appreciation Right Agreement.
     (e) Limitations on Transferability.
     A Stock Appreciation Right shall, during a Participant’s lifetime, be exercisable only by the Participant. No Stock Appreciation Right or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will, the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Stock Appreciation Rights outstanding on the date of death; (ii) a stand-alone Stock Appreciation Right or a Stock Appreciation Right granted in conjunction with a Nonstatutory Stock Option or any right granted thereunder may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer and approved by the Administrator may voluntarily transfer any stand-alone Stock Appreciation Right or a Stock Appreciation Right granted in conjunction with a Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of a Stock Appreciation Right or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Stock Appreciation Right by notice to the Participant and the Stock Appreciation Right shall thereupon become null and void.
     (f) Termination of Employment.
     Each Stock Appreciation Right Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant’s employment or service with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Stock Appreciation Right Agreements entered into pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

6

     (g) Rights as a Stockholder.
     A Participant or a transferee of a Participant shall have no rights as a stockholder with respect to any Shares covered by his or her Stock Appreciation Right until the date of issuance of such Shares. Except as provided in Section 16, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued.
     (h) Other Terms and Conditions.
     The Stock Appreciation Right Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of the Stock Appreciation Right or the conditions under which the Stock Appreciation Right may be forfeited, as may be determined by the Administrator that are consistent with the Plan.
8.	RESTRICTED STOCK.
     (a) Grants.
     Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards. The Administrator may condition the grant of Restricted Stock upon the attainment of specified performance objectives established by the Administrator pursuant to Section 13 or such other factors as the Administrator may determine, in its sole discretion.
     The terms of each Restricted Stock Award shall be set forth in a Restricted Stock Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. A book entry shall be made in the records of the Corporation’ transfer agent for each Participant receiving a Restricted Stock Award, alternatively, such Participant shall be issued a stock certificate in respect of such shares of Restricted Stock. If a certificate is issued, it shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Administrator shall require that stock certificates evidencing such shares be held by the Corporation until the restrictions lapse and that, as a condition of any Restricted Stock Award, the Participant shall deliver to the Corporation a “stock assignment separate from certificate” relating to the stock covered by such Award.
     (b) Restrictions and Conditions.
     The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:
          (i) During a period set by the Administrator commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or encumber shares of Restricted Stock, other than pursuant to a qualified

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domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a Change in Control or such other factors or criteria as the Administrator may determine in its sole discretion.
          (ii) Except as provided in this paragraph (ii) and paragraph (i) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any cash dividends. The Administrator, in its sole discretion, as determined at the time of Award, may provide that the payment of cash dividends shall or may be deferred and, if the Administrator so determines, invested in additional shares of Restricted Stock to the extent available under Section 5, or otherwise invested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.
          (iii) The Administrator shall specify the conditions under which shares of Restricted Stock may be forfeited and such conditions shall be set forth in the Restricted Stock Agreement.
          (iv) If and when the Restriction Period applicable to shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, an appropriate book entry recording the Participant’s interest in unrestricted Shares shall be entered on the records of the Corporation’s transfer agent or, if appropriate, certificates for an appropriate number of unrestricted Shares shall be delivered promptly to the Participant, and the certificates for the shares of Restricted Stock shall be canceled.
9.	RESTRICTED STOCK UNITS.
     (a) Grants.
     Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the price (if any) to be paid by the recipient of the Restricted Stock Units, the time or times within which such Restricted Stock Units may be subject to forfeiture, and all other terms and conditions of the Restricted Stock Unit Awards. The Administrator may condition the grant of Restricted Stock Unit Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 13 or such other factors as the Administrator may determine, in its sole discretion.
     The terms of each Restricted Stock Unit Award shall be set forth in a Restricted Stock Unit Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. No book entry shall be made in the records of the Corporation’s transfer agent for a Participant receiving a Restricted Stock Unit Award, nor shall such

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Participant be issued a stock certificate in respect of such Restricted Stock Units, and the Participant shall have no right to or interest in shares of Common Stock of the Corporation as a result of the grant of Restricted Stock Units.
     (b) Restrictions and Conditions.
     The Restricted Stock Units awarded pursuant to this Section 9 shall be subject to the following restrictions and conditions:
          (i) At the time of grant of a Restricted Stock Unit Award, the Administrator may impose such restrictions or conditions on the vesting of the Restricted Stock Units, as the Administrator deems appropriate. During such vesting period, the Participant shall not be permitted to sell, transfer, pledge, assign or encumber the Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a Change in Control or such other factors or criteria as the Administrator may determine in its sole discretion.
          (ii) Dividend equivalents may be credited in respect of Restricted Stock Units, as the Administrator deems appropriate. Such dividend equivalents may be credited on behalf of the Participant to a deferred cash account (in a manner prescribed by the Administrator and in compliance with Code section 409A) or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per Share on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award to which they relate.
          (iii) The Administrator shall specify the conditions under which Restricted Stock Units may be forfeited and such conditions shall be set forth in the Restricted Stock Unit Agreement.
     (c) Deferral Election.
     Each recipient of a Restricted Stock Unit Award shall be entitled to elect to defer all or a percentage of any Shares he or she may be entitled to receive upon the lapse of any restrictions or vesting period to which the Award is subject. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with Code section 409A.
10.	OUTSIDE DIRECTOR AWARDS.
     Each Outside Director may be granted a Restricted Stock Unit Award on the date of each annual stockholders meeting for up to 5,000 Share Equivalents, as determined by the Board. Such limitation is subject to adjustment as provided in Section 16. Each Restricted Stock Unit Award shall be fully vested on the date of grant; provided, however, that receipt of any Shares as payment for the Restricted Stock Unit Award shall be delayed until such time as the Outside

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Director’s service with the Corporation terminates. Dividend equivalents may be credited in respect of Restricted Stock Units, as the Administrator deems appropriate. Such dividend equivalents may be credited on behalf of the Participant to a deferred cash account (in a manner prescribed by the Administrator and in compliance with Code section 409A) or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per Share on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award to which they relate. Other terms and conditions of the Restricted Stock Unit Awards granted to Outside Directors shall be determined by the Board subject to the provisions of Section 9 and the Plan.
11.	PERFORMANCE SHARES.
     (a) Grants.
     Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees to whom, and the time or times at which, grants of Performance Shares will be made, the number of Performance Shares to be awarded, the price (if any) to be paid by the recipient of the Performance Shares, the time or times within which such Performance Shares may be subject to forfeiture, and all other terms and conditions of the Performance Shares.
     The terms of Performance Shares shall be set forth in a Performance Share Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Performance Shares, no book entry shall be made in the records of the Corporation’s transfer agent nor shall certificate for shares of Common Stock be issued at the time the grant is made, and the Participant shall have no right to or interest in shares of Common Stock of the Corporation as a result of the grant of Performance Shares.
     (b) Restrictions and Conditions.
          (i) The Performance Shares awarded pursuant to this Section 11 shall be subject to the following restrictions and conditions: The Administrator may condition the grant of Performance Shares upon the attainment of specified performance objectives established by the Administrator pursuant to Section 13 or such other factors as the Administrator may determine, in its sole discretion or the Administrator may, at the time of grant of a Performance Share Award, set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be paid out to the Participant. In either case, the time period during which the performance objectives must be met is called the “Performance Period.” After the applicable Performance Period has ended, the recipient of the Performance Shares will be entitled to receive the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved, and which shares may be subject to additional vesting. After the grant of Performance Shares, the Administrator,

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in its sole discretion, may reduce or waive any performance objective for such Performance Shares.
12.	OTHER SHARE-BASED AWARDS.
     (a) Grants.
     Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Share-Based Awards”), may be granted either alone or in addition to or in conjunction with other Awards under this Plan. Awards under this Section 12 may include (without limitation) the grant of Shares conditioned upon some specified event, the payment of cash based upon the performance of the Common Stock or the grant of securities convertible into Common Stock.
     Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees to whom and the time or times at which Other Share-Based Awards shall be made, the number of Shares, Share Equivalents or other securities, if any, to be granted pursuant to Other Share-Based Awards, and all other conditions of the Other Share-Based Awards. The Administrator may condition the grant of an Other Share-Based Award upon the attainment of specified performance goals or such other factors as the Administrator shall determine, in its sole discretion. In granting an Other Share-Based Award, the Administrator may determine that the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Shares or other securities covered by the Award, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. The terms of any Other Share-Based Award shall be set forth in an Other Share-Based Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan.
     (b) Terms and Conditions.
     In addition to the terms and conditions specified in the Other Share-Based Award Agreement, Other Share-Based Awards shall be subject to the following:
          (i) Any Other Share-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, prior to the date on which the Shares are issued or the Award becomes payable, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
          (ii) The Other Share-Based Award Agreement shall contain provisions dealing with the disposition of such Award in the event of termination of the Employee’s employment or the Director’s service prior to the exercise, realization or payment of such Award, and the Administrator in its sole discretion may provide for payment of the Award in the event of the Participant’s termination of employment or service with the Corporation or a Change in Control, with such provisions to take account of the specific nature and purpose of the Award.

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13.	PERFORMANCE OBJECTIVES.
     The Administrator shall determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives, if any, for each year related to an Award granted to a Covered Employee shall be established by the Administrator not later than the latest date permissible under Section 162(m). To the extent that such Awards are paid to Covered Employees, the performance criteria to be used shall be any of the following, either alone or in any combination, which may be expressed with respect to the Corporation or one or more operating units or groups, as the Compensation Committee of the Board may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on investment; return on capital; return on committed capital; return on invested capital; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; stock price; customer satisfaction; employee satisfaction; and total shareholder return. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other corporations, may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants.
     Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be based upon the attainment of specified levels of corporate performance under one or more of the measures described above relative to the performance of other corporations. The Administrator shall specify the manner of adjustment of any performance objective to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Administrator, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction.
14.	ACCELERATION OF VESTING AND EXERCISABILITY.
     The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

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15.	CHANGE IN CONTROL.
     (a) An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the applicable agreement and determined by the Committee on a grant by grant basis or as may be provided in any other written agreement between the Company or any Affiliate and the Participant; provided, however, that in the absence of such provision, no such acceleration shall occur.
     (b) A “Change in Control” of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:
          (i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a Corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities; or
          (ii) During any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
          (iii) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other Corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities; or
          (iv) The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.

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     Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.
16.	RECAPITALIZATION.
     In the event that the Administrator, in its sole discretion, shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to preserve (but not increase) the rights of participants under the Plan, then the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares which may thereafter be issued in connection with respect to Awards pursuant to Sections 4(b) and 5, (ii) the number and kind of shares issued in respect of outstanding Awards, and (iii) the Exercise Price relating to any Options or Stock Appreciation Right.
17.	TERM OF PLAN.
     Awards may be granted pursuant to the Plan until the termination of the Plan on May 24, 2015.
18.	SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS.
     (a) Securities Law.
     No Shares shall be issued pursuant to the Plan unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfected an exemption from registration; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.
     (b) Employment Rights.
     Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Corporation or an Affiliate or to remain in service as a Director. The Corporation and its Affiliates reserve the right to terminate the employment of any Employee at any time, with or without cause or for no cause, subject only to a written employment contract (if any), and the Board reserves the right to terminate a Director’s membership on the Board for cause in accordance with the Corporation’s Certificate of Incorporation.

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     (c) Stockholders’ Rights.
     Except as otherwise provided in the Plan, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to an appropriate book entry recording the Participant’s interest in Shares being entered on the records of the Corporation’s transfer agent or, if appropriate, the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such book entry is made or such certificate is issued.
19.	AWARDS IN FOREIGN COUNTRIES.
     The Administrator shall have the authority to adopt such modifications, rules, procedures and subplans as may be necessary or desirable to facilitate compliance with the provisions of the laws and procedures of foreign countries in which the Corporation or its Affiliates may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the intent of the Plan.
20.	BENEFICIARY DESIGNATION.
     Participants and their Beneficiaries may designate on the prescribed form one or more Beneficiaries to whom distribution shall be made of any Award outstanding at the time of the Participant’s or Beneficiary’s death. A Participant or Beneficiary may change such designation at any time by filing the prescribed form with the Administrator. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the Participant’s spouse, or if none, the Participant’s children in equal shares, or if none, to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary. Notwithstanding the foregoing, the Administrator may prescribe specific methods or restrictions on beneficiary designations made Participants or Beneficiaries located outside of the United States.
21.	AMENDMENT OF THE PLAN.
     The Board may suspend or discontinue the Plan at any time. The Compensation Committee of the Board may amend the Plan with respect to any Shares at the time not subject to Awards; provided, however, that only the Board may amend the Plan and submit the Plan to the stockholders of the Corporation for approval with respect to amendments that:
     (a) Increase the number of Shares available for issuance under the Plan or increase the number of Shares available for issuance pursuant to Incentive Stock Options under the Plan;
     (b) Materially expand the class of persons eligible to receive Awards;
     (c) Expand the types of awards available under the Plan;
     (d) Materially extend the term of the Plan;

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     (e) Materially change the method of determining the Exercise Price or purchase price of an Award;
     (f) Delete or limit the requirements of Section 22;
     (g) Remove the administration of the Plan from the Administrator; or
     (h) Amend this Section 21 to defeat its purpose.
22.	NO AUTHORITY TO REPRICE.
     Without the consent of the stockholders of the Corporation, except as provided in Section 16, the Administrator shall have no authority to effect either (i) the repricing of any outstanding Options or Stock Appreciation Rights under the Plan or (ii) the cancellation of any outstanding Options or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options or Stock Appreciation Rights under the Plan covering the same or different numbers of Shares.
23.	USE OF PROCEEDS FROM STOCK.
     Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Corporation.
24.	NO OBLIGATION TO EXERCISE OPTION OR STOCK APPRECIATION RIGHT.
     The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.
25.	APPROVAL OF STOCKHOLDERS.
     This Plan and any amendments requiring stockholder approval pursuant to Section 21 shall be subject to approval by affirmative vote of the stockholders. Such vote shall be taken at the first annual meeting of stockholders of the Corporation following the adoption of the Plan or of any such amendments, or any adjournment of such meeting.
26.	GOVERNING LAW.
     The law of the State of Delaware shall govern all question concerning the construction, validity and interpretation of the Plan, without regard to the state’s conflict of laws rules.
27.	INTERPRETATION.
     The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act, Code section 162(m), and Code section 409A and Notice 2005-1 promulgated thereunder, and all provisions hereof shall be construed in a manner to so comply.

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28.	WITHHOLDING TAXES.
     (a) General.
     To the extent required by applicable law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Corporation for the satisfaction of any required income tax, social insurance, payroll tax or other tax related to withholding obligations that arise by reason of such payment or distribution. The Corporation shall not be required to make such payment or distribution until such obligations are satisfied.
     (b) Other Awards.
     The Administrator may permit a Participant who exercises an Option or Stock Appreciation Right or who vests in an other Award to satisfy all or part of his or her withholding tax obligations by having the Corporation withhold a portion of the Shares that otherwise would be issued to him or her under such Awards. Such Shares shall be valued at the Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Shares to the Corporation, if permitted by the Administrator, shall be subject to such restrictions as the Administrator may impose, including any restrictions required by rules of the Securities and Exchange Commission.
29.	DEFINITIONS.
     (a) “Administrator” means the Board, either of the Committees appointed to administer the Plan or, if applicable, an officer of the Corporation appointed to administer the Plan in accordance with Section 3(c).
     (b) “Affiliate” means any entity, whether a corporation, partnership, joint venture or other organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Corporation.
     (c) “Award” means any award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Shares or an Other Share-Based Award under the Plan.
     (d) “Beneficiary” means a person designated as such by a Participant or a Beneficiary for purposes of the Plan or determined with reference to Section 20.
     (e) “Board” means the Board of Directors of the Corporation.
     (f) “Code” means the Internal Revenue Code of 1986, as amended.
     (g) “Committee” means the Compensation Committee of the Board or the Committee on Directors and Corporate Governance of the Board, or both, as applicable.
     (h) “Common Stock” means the $0.01 par value common stock of the Corporation.
     (i) “Corporation” means McKesson Corporation, a Delaware corporation.

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     (j) “Covered Employee” means the Chief Executive Officer or any Employee whose total compensation for the taxable year is required to be reported to stockholders under the Exchange Act by reason of such Employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).
     (k) “Director” means a member of the Board.
     (l) “Employee” means an individual employed by the Corporation or an Affiliate (within the meaning of Code section 3401 and the regulations thereunder).
     (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (n) “Exercise Price” means the price per Share at which an Option or Stock Appreciation Right may be exercised.
     (o) “Fair Market Value” of a Share as of a specified date means
          (i) if the Common Stock is listed or admitted to trading on any stock exchange, the closing price on the date the Award is granted as reported by such stock exchange (for example, on its official web site, such as www.nyse.com), or
          (ii) if the Common Stock is not listed or admitted to trading on a stock exchange, the mean between the lowest reported bid price and highest reported asked price of the Common Stock on the date the Award is granted in the over-the-counter market, as reported by such over-the-counter market (for example, on its official web site, such as www.otcbb.com), or if no official report exists, as reported by any publication of general circulation selected by the Corporation which regularly reports the market price of the Shares in such market.
     (p) “Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Committee may designate any other person(s) or entity(ies) as a “family member.”
     (q) “Full Value Award” means an Award that does not provide for full payment in cash or property by the Participant.
     (r) “Incentive Stock Option” means an Option described in Code section 422(b).
     (s) “Nonstatutory Stock Option” means an Option not described in Code section 422(b) or 423(b).
     (t) “Option” means an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to Section 6. “Option Agreement” means the agreement between the Corporation and the Participant which contains the terms and conditions pertaining to the Option.
     (u) “Other Share-Based Award” means an Award granted pursuant to Section 12. “Other Share-Based Award Agreement” means the agreement between the Corporation and the

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recipient of an Other Share-Based Award which contains the terms and conditions pertaining to the Other Share-Based Award.
     (v) “Outside Director” means a Director who is not an Employee.
     (w) “Participant” means an Employee or Director who has received an Award.
     (x) “Performance Shares” means an Award denominated in Share Equivalents granted pursuant to Section 11 that may be earned in whole or in part based upon attainment of performance objectives established by the Administrator pursuant to Section 13. “Performance Share Agreement” means the agreement between the Corporation and the recipient of the Performance Shares which contains the terms and conditions pertaining to the Performance Shares.
     (y) “Plan” means this McKesson Corporation 2005 Stock Plan.
     (z) “Restricted Stock” means Shares granted pursuant to Section 8. “Restricted Stock Agreement” means the agreement between the Corporation and the recipient of the Restricted Stock which contains the terms, conditions and restrictions pertaining to the Restricted Stock.
     (aa) “Restricted Stock Unit” means an Award denominated in Share Equivalents granted pursuant to Section 9 in which the Participant has the right to receive a specified number of Shares at or over a specified period of time. “Restricted Stock Unit Agreement” means the agreement between the Corporation and the recipient of the Restricted Stock Unit Award which contains the terms and conditions pertaining to the Restricted Stock Unit Award.
     (bb) “Share” means one share of Common Stock, adjusted in accordance with Section 16 (if applicable).
     (cc) “Share Equivalent” means a bookkeeping entry representing a right to the equivalent of one Share.
     (dd) “Stock Appreciation Right” means a right, granted pursuant to Section 7, to receive an amount equal to the value of a specified number of Shares which will be payable in Shares or cash as established by the Administrator. “Stock Appreciation Right Agreement” means the agreement between the Corporation and the recipient of the Stock Appreciation Right which contains the terms and conditions pertaining to the Stock Appreciation Right.
     (ee) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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30.	EXECUTION.

This amended and restated 2005 Stock Plan was adopted on October 27, 2006.

McKESSON CORPORATION

By: /s/ Paul E. Kirincic
Paul E. Kirincic
Executive Vice President, Human Resources

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Appendix C
McKESSON CORPORATION
2000 EMPLOYEE STOCK PURCHASE PLAN
Amended and Restated as of November 1, 2004
1. PURPOSE
     The McKesson Corporation 2000 Employee Stock Purchase Plan (the “Plan”) is intended to encourage the employees of McKesson Corporation (the “Company”) and certain of its subsidiaries to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board of Directors of the Company (the “Board”) believes that employee ownership of the Company’s stock will serve as an incentive, encouraging employees to continue their employment and to perform diligently their duties as employees. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).
2. STOCK RESERVED FOR THE PLAN
     The Company will reserve 11,100,000 shares of the Company’s common stock, $0.01 par value per share (“Stock”), for purchase by employees under the Plan. The number of shares of Stock reserved for the Plan may further be adjusted as provided in Section 16. The shares of Stock reserved for the Plan may be shares now or hereafter authorized but unissued, shares that have been reacquired by the Company, or shares of treasury stock.
3. ADMINISTRATION
     The Plan will be administered by the Compensation Committee of the Board (the “Committee”), consisting of members of the Board designated by the Board. The Board from time to time may remove members from, or add members to, the Committee. Vacancies on the Committee will be filled by the Board. Subject to the express provisions of the Plan, the Committee will have authority to interpret the Plan, to prescribe rules and regulations for administering the Plan, and to make all other determinations necessary or advisable in administering the Plan. The determinations of the Committee will be final and binding upon all persons, unless otherwise determined by the Board. A majority of the members of the Committee will constitute a quorum, and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent signed by all members of the Committee. To the extent consistent with applicable law, the Committee may delegate its duties hereunder to a sub-committee, whose members need not be members of the Board.

4. ELIGIBILITY
(a) Eligible Employees. Except as set forth in subsection (b) below, all employees of the Company, and all employees of any parent corporation, as defined in Code Section 424(e) (a “Parent”) or any subsidiary corporation as defined in Code Section 424(f) (a “Subsidiary”) of the Company that is designated by the Board as a participating Parent or Subsidiary, will be eligible to participate in the Plan. In addition, the Board may designate as a subsidiary any other entity controlled directly or indirectly by the Company which does not qualify as a subsidiary corporation as defined in Section 424(f) of the Code, and the employees of that subsidiary shall be eligible to participate in the Plan although the Plan will not qualify as an employee stock purchase plan within the meaning of Section 423 of the Code as to those employees. Such employees are referred to herein as “Employees.” No person who is not an Employee will be eligible to participate in the Plan.
(b) Excluded Employees. The following Employees will not be eligible to participate in the Plan:
     (i) any Employee whose customary employment is 20 hours or less per week or for not more than 5 months in any calendar year; and
     (ii) any Employee who, immediately after a right to purchase Stock is granted hereunder, would own shares of Stock, or of the stock of a Parent or Subsidiary, possessing 5 percent or more of the total combined voting power or value of all classes of such stock. In determining whether an Employee owns 5 percent of such shares, (A) the attribution of ownership rules of Code Section 424(d) will apply, and (B) an Employee will be deemed to own the shares of stock underlying any outstanding option which he has been granted (whether under the Plan or any other plan or arrangement); and
     (iii) any Employee who as of the first day of any Purchase Period has not completed a period of employment of at least 60 days.
5. OFFERING PERIODS
     The Plan will be implemented by a series of offerings (each an “Offering Period” or “Purchase Period”). An Offering Period shall begin on the first trading day that is on or after November 1, 2004 and shall end on the last trading day that is on or before March 31, 2005. The next Offering Period shall begin on the first trading day that is on or after April 1, 2005 and shall end on the last trading day that is on or before July 31, 2005. Thereafter, an Offering Period shall be three months in duration and shall begin on the first trading day that is on or after August 1, November 1, February 1 and May 1 and shall end on the last trading day of the month that is three months later. The first day of an Offering Period is referred to herein as an “Offering Date” and the last day of an Offering Period is referred to herein as a “Purchase Date.”

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6. ELECTION TO PARTICIPATE
(a) Initial Election. Each Employee who is eligible to participate in the Plan may become a participant (a “Participant”) by making an election, prior to any Offering Date and in accordance with procedures established by the Committee, authorizing specified regular payroll deductions over the next succeeding Purchase Period. Each election will be expressed as a percentage of the Employee’s covered compensation (“Compensation”), which may not exceed 15 percent of the Employee’s Compensation for any payroll period or be less than 1 percent of the Employee’s Compensation for any payroll period (or such other maximum and minimum percentages as the Committee may determine). An Employee’s Compensation is his or her “compensation” as defined in the McKesson Corporation Profit Sharing Investment Plan. Payroll deductions for a Participant will be made regularly and in equal amounts during the Purchase Period by the Company, and will be credited to a bookkeeping account established by the Company in the name of the Participant (the “Cash Account”). No interest will be paid on or credited to Cash Accounts. Except as provided in subsections (b) and (c) below, once a Participant is enrolled in the Plan, such Participant shall remain enrolled in the Plan until he or she discontinues participation or is no longer eligible to participate.
(b) Changes in Rate of Payroll Deductions. A Participant may discontinue making payroll deductions in accordance with Section 6(c). With respect to Purchase Periods beginning prior to April 1, 2005, a Participant may increase or decrease the amount of payroll deductions elected for a Purchase Period in accordance with procedures established by the Committee. With respect to Purchase Periods that begin on or after April 1, 2005, a Participant may not increase or decrease the amount of payroll deductions elected for a Purchase Period.
(c) Discontinuance of Contributions. Pursuant to procedures established by the Committee, a Participant may discontinue participation in the Plan for the current Purchase Period by providing notice to the Corporation. Upon such discontinuance, at the Participant’s election, the balance of his Cash Account will be (i) returned to the Participant as soon as practicable, or (ii) held in the Cash Account until the end of the Purchase Period and applied to purchase Stock in accordance with Section 10. A Participant who discontinues payroll deductions may recommence his or her participation in the Plan as of the next Offering Date, provided he or she otherwise is eligible to participate and timely elects to participate in accordance with procedures established by the Committee.
7. INSUFFICIENT SHARES OF STOCK
     If at any time the number of shares of Stock available for purchase under the Plan is insufficient to grant to each Participant the right to purchase the full number of shares to which he otherwise would be entitled, then each Participant will have the right to purchase that number of available shares of Stock that is equal to the total number of available shares of Stock multiplied by a fraction, the numerator of which is the amount of Compensation credited to the Participant’s Cash Account for the Purchase Period, and

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the denominator of which is the total amount of Compensation credited to the Cash Accounts of all Participants for the Purchase Period.
8. ANNUAL LIMITATION ON RIGHTS TO PURCHASE STOCK
     No right to purchase shares of Stock under the Plan will be granted to an Employee if such right, when combined with all other rights and options granted under all of the Code Section 423 employee stock purchase plans of the Company or any Parent or Subsidiary would permit the Employee to purchase shares of Stock with a Fair Market Value (determined at the time the right or option is granted) in excess of $25,000 for each calendar year in which the right or option is outstanding at any time, determined in accordance with Code Section 423(b)(8).
9. PURCHASE PRICE
(a) In General. For purchases that occur on or before March 31, 2005, the purchase price of each share of Stock on the Purchase Date will be the lesser of (i) 85 percent of the Fair Market Value of the Stock on the Offering Date, or (ii) 85 percent of the Fair Market Value of the Stock on the Purchase Date. For purchases that occur after March 31, 2005, the purchase price of each share of Stock on the Purchase Date will be 85 percent of the Fair Market Value of the Stock on the Purchase Date.
(b) Fair Market Value. The Fair Market Value of the Stock, as of any date, shall be the composite closing price of the Stock on such day on the New York Stock Exchange as reported by such stock exchange (for example, on its official website www.nyse.com). If no transaction is reported for a particular date, the Fair Market Value will be the closing price on the closest preceding date for which any transaction is reported. If the Stock is not traded on the NYSE, the Fair Market Value will be determined using a method established by the Committee.
10. PURCHASE OF STOCK
(a) Funds in Cash Account Used to Purchase Whole Shares of Stock. Subject to the share limitations set forth in Sections 7 and 8 above, as of each Purchase Date, the Committee will purchase from the Company using the funds in each Cash Account on such date, on behalf of each Participant having funds in his Cash Account, the number of whole shares of Stock determined by dividing the amount in such Cash Account on such date by the purchase price determined under Section 9.
(b) Fractional Shares. Fractional shares will be issued under the Plan.
(c) Return of Excess Contributions. Any additional amounts remaining in a Participant’s Cash Account following the purchase of shares of Stock on any Purchase Date because of the application of one of the limitations set forth in Section 7 or 8 above shall be returned to the Participant immediately following the Purchase Date.

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11. STOCK ACCOUNTS
(a) Establishment of Accounts. As soon as reasonably practicable after each Purchase Date, the Company will deliver to a custodian selected by the Committee (the “Custodian”), in electronic form, the total number of shares purchased by all Participants in the Purchase Period. The Custodian will maintain a separate “Stock Account” for each Participant, which will be credited with the number of shares of Stock purchased by the Participant under the Plan.
(b) Withdrawals from Stock Accounts. A Participant may at any time withdraw any shares of Stock credited to his Stock Account. As soon as practicable after such request by a Participant, the Custodian will cause such shares to be transferred in electronic form to a broker designated by the Participant or will cause a certificate representing such shares to be delivered to the Participant.
(c) Rights as Shareholders. A Participant will have all of the rights of a stockholder of the Company with respect to all of the shares of Stock credited to his Stock Account, including the right to vote and receive dividends on such Shares.
12. TERMINATION OF EMPLOYMENT
(a) Termination Other Than Due to Death. If a Participant terminates employment with the Company or any Parent or Subsidiary during a Purchase Period for any reason other than death, then the Participant’s participation in the Plan will immediately terminate and the balance of the Participant’s Cash Account will be returned to the Participant as soon as reasonably practicable. For purposes of the Plan, a Participant who is on an approved leave of absence will not be considered to have terminated employment until the 91st day of such leave of absence or such longer period as the Participant’s right to re-employment is guaranteed by law or contract.
(b) Termination Due to Death. If a Participant terminates employment with the Company or any Parent or Subsidiary during a Purchase Period due to death, then, at the election of the Participant’s beneficiary, the balance of the Participant’s Cash Account will be (i) delivered to the beneficiary in cash or (ii) held in the Cash Account until the end of the Purchase Period and applied to purchase Stock in accordance with Section 10.
13. DESIGNATION OF BENEFICIARY
     In accordance with procedures established by the Committee, a Participant’s beneficiary under the Plan shall be his or her surviving spouse, or if there is none, his or her surviving children in equal shares, or if there are none, his or her estate.
14. COMPLIANCE WITH SECURITIES LAW

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     All shares of Stock issued under the Plan will be subject to such restrictions as the Committee may deem advisable under any applicable federal or state securities laws, and the Committee may cause a legend or legends making reference to such restrictions to be placed on the certificates representing such shares.
15. RIGHTS NOT TRANSFERABLE
     Neither payroll deductions credited to a Participant’s Cash Account nor any rights under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will or the laws of descent and distribution or as provided in Section 13 hereof). Rights under the Plan are exercisable during the lifetime of the Participant only by the Participant.
16. ADJUSTMENT IN CASE OF CHANGES AFFECTING THE COMPANY’S STOCK
     In the event of a subdivision or consolidation of outstanding shares of Stock, the payment of a stock dividend thereon, stock split, reverse stock split, or in the event of any “corporate transaction” as defined in Proposed Treasury Regulation Section 1.424-1(a)(3) the number of shares reserved or authorized to be reserved under the Plan, the number and price of such shares subject to purchase pursuant to rights outstanding hereunder, the maximum number of shares each Participant may purchase during each Purchase Period (pursuant to Section 7) or during each calendar year (pursuant to Section 8), and the number of shares credited to Participants’ Stock Accounts, will be adjusted in such manner as may be deemed necessary or equitable by the Board to give proper effect to such event, subject to the limitations of Code Section 424.
17. FOREIGN EMPLOYEES
     The Committee may provide for such special terms for Participants who are foreign nationals, or who are employed by the Company or a Parent or Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements, or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions will include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company, or which would cause the Plan to fail to meet the requirements of Section 423 of the Code.
18. AMENDMENT OF THE PLAN

6

     The Board may amend the Plan in any respect; provided, however, that, any amendment (i) increasing the number of shares of Stock reserved under the Plan (other than as provided in Section 16), or (ii) any change in the designation of corporations whose employees may be eligible to participate in the Plan, other than a corporation who is a Parent or a Subsidiary, must be approved, within 12 months of the adoption of such an amendment, by the holders of a majority of the voting power of the outstanding shares of Stock.
19. TERMINATION OF THE PLAN
     The Plan and all rights of Employees hereunder will terminate:
(a) as of the Purchase Date on which Participants purchase a number of shares of Stock that substantially exhausts the number of shares available for issuance under the Plan, to such an extent that the Committee determines that no subsequent offerings are practicable; or
(b) at any time upon action of the Board; provided, however, that if the Plan is terminated during any Purchase Period, any amounts in a Participant’s Cash Account will be returned to the Participant.
20. EFFECTIVE DATE
     This Amendment and Restatement will become effective as of November 1, 2004. For Offering Periods prior to November 1, 2004, the terms of the Plan as in effect from time to time are applicable.
21. GOVERNMENT AND OTHER REGULATIONS
(a) In General. The Plan, and the grant and exercise of the rights to purchase shares of Stock hereunder, and the Company’s obligation to sell and deliver shares of Stock, will be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.
(b) Withholding Obligations. Each Participant will, no later than the date as of which the value of any purchase right granted under the Plan first becomes eligible to be included in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company, regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such purchase right. The obligations of the Company under the Plan will be conditional on the making of such payments or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

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22. INDEMNIFICATION OF COMMITTEE
     In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee will be indemnified by the Company against reasonable expenses (including, without limitation, attorneys’ fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it will be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

8

ANNUAL MEETING OF STOCKHOLDERS
OF
McKESSON CORPORATION
8:30 A.M.
Wednesday, July 25, 2007
A.P. Giannini Auditorium
555 California Street
San Francisco, CA 94104
Please present this ADMISSION TICKET at the Annual
Meeting of Stockholders as verification of your
McKesson Corporation share ownership.

McKESSON CORPORATION
Proxy for Annual Meeting
8:30 A.M., July 25, 2007
Solicited on Behalf of the Board of Directors of the Corporation
     The undersigned, whose signature appears on the reverse side, hereby constitutes and appoints John H. Hammergren, Laureen E. Seeger and Willie C. Bogan, and each of them, with full power of substitution, proxies to vote all stock of McKesson Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the A.P. Giannini Auditorium, 555 California Street, San Francisco, California on July 25, 2007 at 8:30 A.M. and any adjournment or postponement thereof, as specified upon the matters indicated on the reverse side, and in their discretion upon any other matter that may properly come before said meeting.
     Your shares will not be voted unless you (1) vote by telephone, as instructed on the reverse side, (2) vote via the Internet, as described on the reverse side, or (3) sign and return this card.
     This proxy, when properly executed, will be voted as directed, but if no direction is given, this proxy will be voted FOR each of items 1, 2, 3, 4 and 5.
     Continued on the reverse side.
McKESSON CORPORATION
P.O. BOX 11181
NEW YORK, NY 10203-0181

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

	INTERNET			TELEPHONE			MAIL

	https://www.proxyvotenow.com/mck			1-866-233-5390

•	Go to the website address listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
		OR			OR
•	Have your proxy card ready.		•	Have your proxy card ready.		•	Detach your proxy card.

•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.
Please cast your vote by telephone or via the Internet as instructed above, or complete, date, sign and mail this proxy promptly in the enclosed business reply envelope. You can vote by phone or via the Internet anytime prior to July 25, 2007. If you do so, you do not need to mail in your proxy card.
ON LINE DELIVERY OF PROXY MATERIAL
If you vote using the Internet, you may elect to receive proxy materials electronically next year in place of receiving printed materials. You will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the annual report, proxy statement and voting form when they become available. If you used a different method to vote, sign up for electronic delivery anytime using your Stockholder Account Number at the Internet website: www.proxyconsent.com/mck.
1-866-233-5390
CALL TOLL-FREE TO VOTE
☐ â DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET â

☑
Please Sign, Date and Return the Proxy Card	Votes must be indicated
Promptly Using the Enclosed Envelope.	(x) in Black or Blue ink.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED IN ITEM 1, AND “FOR” EACH OF ITEMS 2, 3, 4 AND 5.
1. Election of Directors — nominees for election to the Company’s Board of Directors for a one-year term, unless Item 2 does not pass, in which case the term will be for three years:

		FOR	AGAINST	ABSTAIN
	John H. Hammergren	☐	☐	☐
	M. Christine Jacobs	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approve amendments to the Company’s Restated Certificate of Incorporation to provide for the annual election of Directors.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approve an amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 15,000,000.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Approve an amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.	☐	☐	☐

	Please check the box to the right if you plan to attend the Annual Meeting			☐

	To change your address, please mark this box.			☐

	To include any comments, please mark this box.			☐

SCAN LINE

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such.

Date	Share Owner sign here	Co-Owner sign here

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

	INTERNET			TELEPHONE			MAIL

	https://www.proxyvotenow.com/mck			1-866-233-5390

•	Go to the website address listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.

•	Have your proxy card ready.	OR	•	Have your proxy card ready.	OR	•	Detach your proxy card.

•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.
Please cast your vote by telephone or via the internet as instructed above, or complete, date, sign and mail this proxy promptly in the enclosed business reply envelope. You can vote by phone or via the Internet anytime prior to July 25, 2007. If you do so, you do not need to mail in your proxy card.
ON LINE DELIVERY OF PROXY MATERIAL
If you vote using the Internet, you may elect to receive proxy materials electronically next year in place of receiving printed materials. You will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the annual report, proxy statement and voting form when they become available. If you used a different method to vote, sign up anytime using your Stockholder Account Number at the Internet website: www.proxyconsent.com/mck.
     1-866-233-5390
     CALL TOLL-FREE TO VOTE

☐	â DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET â

Please Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.	☑
Votes must be indicated
(x) in Black or Blue ink.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED IN ITEM 1, AND “FOR” EACH OF ITEMS 2, 3, 4 AND 5.
1. Election of Directors — nominees for election to the Company’s Board of Directors for a one-year term, unless Item 2 does not pass, in which case the term will be for three years:

		FOR	AGAINST	ABSTAIN
	John H. Hammergren	☐	☐	☐
	M. Christine Jacobs	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approve amendments to the Company’s Restated Certificate of Incorporation to provide for the annual election of Directors.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approve an amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 15,000,000.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Approve an amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.	☐	☐	☐

	Please check the box to the right if you plan to attend the Annual Meeting			☐

	To change your address, please mark this box.			☐

	To include any comments, please mark this box.			☐

SCAN LINE

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such.

Date	Share Owner sign here	Co-Owner sign here

ANNUAL MEETING OF STOCKHOLDERS
OF
McKESSON CORPORATION
8:30 A.M.
Wednesday, July 25, 2007
A. P. Giannini Auditorium
555 California Street
San Francisco, CA 94104
Please present this ADMISSION TICKET at the Annual
Meeting of Stockholders as verification of your
McKesson Corporation share ownership.
McKESSON CORPORATION
PSIP Voting Card
Directions To Trustee, McKesson Corporation Profit-Sharing Investment Plan
     To: Fidelity Management Trust Company
     I direct you, as Trustee of the McKesson Corporation Profit-Sharing Investment Plan, to vote (in person or by proxy), as I have specified on the reverse side all shares of McKesson Corporation common stock allocated to my accounts under the plan, at the Annual Meeting of Stockholders of McKesson Corporation to be held on July 25, 2007. You may vote according to your discretion (or that of your proxy holder) on any other matter that may properly come before the meeting.
     Your shares will not be voted unless you (1) vote by telephone, as instructed on the reverse side, (2) vote via the Internet, as instructed on the reverse side, or (3) sign and return this card.
This proxy, when properly executed, will be voted as directed, but if no direction is given, this proxy will be voted FOR each of items 1, 2, 3, 4 and 5.
Continued on the reverse side.

McKESSON CORPORATION
P.O. BOX 11291
NEW YORK, NY 10203-0291